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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
I.C. ISAACS & COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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I.C. ISAACS & COMPANY, INC.

3840 Bank Street
Baltimore, Maryland 21224-2522
(410) 342-8200

                        , 2002

To Our Stockholders:

        On behalf of our Directors, I cordially invite you to attend the Annual Meeting of Stockholders of I.C. Isaacs & Company, Inc. (the "Company"). The Annual Meeting will be held at 11:00 a.m., local time, on [            ,                             , 2002], at the offices of Piper Rudnick LLP, 1251 Avenue of the Americas,             Floor, New York, NY 10020. The formal Notice of the Annual Meeting and the Proxy Statement are attached hereto.

        The Proxy Statement describes matters that we expect will be acted upon at the Annual Meeting. The stockholders who are present will have the opportunity to ask questions.

        On May 6, 2002, Textile Investment International S.A. ("Textile"), an affiliate of the licensor to the Company of the Girbaud brand, acquired from Ambra Inc., the former licensor to the Company of the BOSS mark, 3.3 million shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock"), 666,667 shares of the Company's Common Stock and a subordinated secured promissory note issued by the Company to Ambra in March 2001 in the original principal amount of $7.2 million (the "Note"). On May 14, 2002, the Company entered into a Framework Agreement with Textile and Textile's affiliates, Latitude Licensing Corp. and Wurzburg Holding S.A. ("Wurzburg"), pursuant to which the Board of Directors appointed Textile and Wurzburg designees Staffan Ahrenberg and Olivier Bachellerie to the Company's Board of Directors and Textile exchanged the Note for an amended and restated note with a deferred payment schedule. Pursuant to the Framework Agreement, the Board agreed to nominate three additional designees of Textile and Wurzburg for election to the Board of Directors, submit the items described in Proposal 1 of the attached Proxy Statement to the stockholders of the Company for approval and, subject to stockholder approval, enter into certain other transactions, as described in Proposal 1.

        In addition to the debt deferral which has already been provided for by the exchange of the Note, consummation of the transactions contemplated by the Framework Agreement would eliminate the possibility that the Preferred Stock will be converted into debt. It also provides us with the opportunity to more closely align our interests with those of the licensor of our Girbaud brand name. We are excited about this opportunity and look forward to further expanding our relationship with Girbaud as contemplated by the Framework Agreement. We believe that this relationship will benefit the Company and will better allow the Company to realize its strategic objectives.

        We are gratified by our stockholders' interest in the Company and hope that you vote your shares in person or by proxy. We urge you to return your proxy card as soon as possible.

                      Cordially yours,

                      Robert J. Arnot
                      Chairman of the Board, Chief Executive
                      Officer and President

I.C. ISAACS & COMPANY, INC.
3840 Bank Street
Baltimore, Maryland 21224-2522
(410) 342-8200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [                , 2002]

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of I.C. ISAACS & COMPANY, INC. (the "Company") will be held on [                        ,            ,    , 2002], at the offices of Piper Rudnick LLP, 1251 Avenue of the Americas,            Floor, New York, NY 10020. The Meeting will be held for the following purposes:

  1.
  To approve the transactions contemplated by the Framework Agreement dated May 14, 2002 among the Company, I.C. Isaacs & Company L.P., Textile Investment International S.A., Latitude Licensing Corp., and Wurzburg Holding S.A.;

  2.
  To elect three Class II directors for terms of three years and until their successors are elected and qualified, one Class I director for a term of two years and until his successor is elected and qualified, and one Class III director for a term of one year and until his successor is elected and qualified;

  3.
  To approve the Company's Amended and Restated 1997 Omnibus Stock Plan;

  4.
  To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

  5.
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on [                , 2002] as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Meeting or any adjournments or postponements thereof. Accompanying this notice is a Proxy Card and Proxy Statement and a copy of the Company's 2001 Annual Report on Form 10-K, as amended.

                      By Order of the Board of Directors
                      Robert J. Arnot
                      Chairman of the Board, Chief Executive
                      Officer and President

                      Eugene C. Wielepski
                      Vice President—Finance,
                      Chief Financial Officer and Corporate Secretary

Baltimore, Maryland
                        , 2002

        YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. IF YOU WILL BE UNABLE TO BE PRESENT AT THE MEETING OR EVEN IF YOU ANTICIPATE THAT YOU WILL ATTEND, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE WITHOUT DELAY. YOU WILL BE MOST WELCOME AT THE MEETING AND MAY THEN VOTE IN PERSON IF YOU SO DESIRE, EVEN THOUGH YOU MAY HAVE EXECUTED AND RETURNED THE PROXY. ANY STOCKHOLDER WHO EXECUTES SUCH A PROXY MAY REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED. YOUR PROMPT RETURN OF YOUR PROXY WILL HELP AVOID THE COST OF FURTHER SOLICITATIONS.

I.C. ISAACS & COMPANY, INC.
3840 Bank Street
Baltimore, Maryland 21224-2522
(410) 342-8200

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [                , 2002]

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the accompanying Proxy Card are furnished to stockholders of I.C. Isaacs & Company, Inc. (together with its subsidiaries, including I.C. Isaacs & Company L.P, the "Company") in connection with the solicitation of proxies by the Company's Board of Directors to be used at the 2002 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on [            ,                             , 2002], and any adjournments or postponements thereof. The Meeting will be held at the offices of Piper Rudnick LLP, 1251 Avenue of the Americas,            Floor, New York, NY 10020, at 11:00 a.m., local time. The Meeting will be held for the following purposes:

  1.
  To approve the transactions contemplated by the Framework Agreement dated May 14, 2002 among the Company, Textile Investment International S.A., Latitude Licensing Corp., and Wurzburg Holding S.A.;

  2.
  To elect three Class II directors for a term of three years and until their successors are elected and qualified, one Class I director for a term of two years and until his successor is elected and qualified, and one Class III director for a term of one year and until his successor is elected and qualified;

  3.
  To approve the Company's Amended and Restated 1997 Omnibus Stock Plan;

  4.
  To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

  5.
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy Card and the Company's 2001 Annual Report on Form 10-K, as amended, containing the Company's consolidated financial statements for the year ended December 31, 2001 are first being mailed to stockholders on or about            , 2002.

Record Date and Principal Stockholders

        Stockholders of record at the close of business on [                , 2002] (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. On the Record Date, the Company had outstanding and entitled to vote [7,834,657] shares of Common Stock, par value $.0001 per share (the "Common Stock"). For information regarding security ownership by management and certain other holders of the Company's Common Stock see "Security Ownership of Certain Beneficial Owners and Management."

Voting and Solicitation

        With respect to the proposal regarding election of directors, stockholders may (a) vote in favor of all nominees, (b) withhold their votes as to all nominees, or (c) withhold their votes as to any specific nominee by so indicating in the appropriate space on the enclosed Proxy Card. With respect to the proposals to approve the transactions contemplated by the Framework Agreement dated May 14, 2002 among the Company, Textile Investment International S.A., Latitude Licensing Corp. and Wurzburg Holding S.A., to approve the Company's Amended and Restated 1997 Omnibus Stock Plan, and to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002, stockholders may (a) vote FOR, (b) vote AGAINST or (c) ABSTAIN from voting as to each such matter. All properly executed Proxy Cards delivered by stockholders and not revoked will be voted at the Meeting in accordance with the directions given. Properly executed proxies not marked to indicate any desired vote will be voted FOR approval of the transactions contemplated by the Framework Agreement, FOR the election of the nominees for directors named below, FOR the approval of the Company's Amended and Restated 1997 Omnibus Stock Plan, and FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002. If any other matters are properly brought before the Meeting, the persons named in the accompanying proxies will vote the shares represented by such proxies on such matters as instructed by the Board of Directors of the Company, who have instructed the proxies to vote in accordance with the proxies' own best judgment in the absence of express instruction from the Board.

        The expenses of preparing, printing, and mailing the proxy materials will be borne by the Company. In addition to the use of the mail, proxies may be solicited by directors and officers of the Company in person or by telephone or telegram. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with Securities and Exchange Commission (the "SEC") regulations, in sending this Proxy Statement and proxies to the beneficial owners of its Common Stock.

Revocability of Proxies

        A Proxy Card is enclosed for use at the Meeting. Each stockholder is urged to complete and return the enclosed Proxy Card immediately, even if the stockholder anticipates attending the Meeting in person. The Board of Directors has selected Messrs. Robert J. Arnot and Eugene C. Wielepski, and each of them, to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted by delivering to the Secretary of the Company a notice of revocation or a duly executed proxy bearing a later date. Any proxy may also be revoked by (i) the stockholder's attendance at the Meeting, (ii) filing a written notice of revocation with the Secretary of the Meeting, and (iii) voting in person. The presence of a stockholder at the Meeting will not automatically revoke that stockholder's proxy. All notices of revocation should be sent to the attention of the Company's Corporate Secretary, Eugene C. Wielepski, I.C. Isaacs & Company, Inc., 3840 Bank Street, Baltimore, Maryland 21224-2522.

Quorum and Voting Rights

        The presence, in person or represented by proxy, of at least a majority of the total number of outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be counted as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares of Common Stock held by nominees that are voted on at least one matter coming before the Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "broker non-vote") for voting on some or all other matters.

        Each share of Common Stock is entitled to one vote on all matters that may properly come before the Meeting other than the election of directors. In the election of directors, each share is entitled to cast one vote for each director to be elected. Directors of the Company shall be elected by a plurality of votes cast at the Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. For purposes of the election of directors, abstentions and broker non-votes are not considered to be votes cast and do not affect the plurality vote required for the election of directors. All other matters to come before the Meeting require the approval of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote. Therefore, abstentions will have the same effect as votes against the proposals on such matters. Broker non-votes, however, will be deemed shares not present to vote on such matters, and therefore will not count as votes for or against the proposals, and will not be included in calculating the number of votes necessary for approval of such matters.

PROPOSAL 1: APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY THE
FRAMEWORK AGREEMENT

        On May 6, 2002, Textile Investment International S.A., a Luxembourg corporation ("Textile"), acquired from Ambra Inc. ("Ambra") 666,667 shares of Common Stock, 3.3 million shares of the Company's Series A convertible preferred stock (the "Preferred Stock") and a subordinated secured promissory note issued by the Company to Ambra in March 2001 in the original principal amount of $7.2 million (the "Note").

        On May 14, 2002, the Company entered into a Framework Agreement (the "Framework Agreement") with Textile, and its affiliates Latitude Licensing Corp. a Delaware corporation and the licensor to the Company of the Girbaud brand name ("Latitude"), and Wurzburg Holding S.A., a Luxembourg corporation ("Wurzburg" and, together with Latitude and Textile, "Girbaud"). A copy of the Framework Agreement is attached to this proxy statement as Exhibit A. The Company's primary goal in entering into the Framework Agreement was to defer certain payments due under the Note and to amend the terms of its Preferred Stock to eliminate the possibility that the Preferred Stock would be converted into debt on or after January 1, 2003. Upon consummation of the transactions contemplated by the Framework Agreement, the Company would also obtain the option to extend its licenses for use of the Girbaud brand name for an additional four-year term.

Actions Already Taken by the Company in Connection with the Framework Agreement

        The Company agreed to take several actions in connection with the Framework Agreement which were not conditioned on the Company obtaining stockholder approval at the Meeting, including the following:

        Girbaud Representation on the Company's Board of Directors.    Anthony Marterie resigned from the Company's Board of Directors effective May 15, 2002. On May 20, 2002, pursuant to the Framework Agreement, the Board of Directors appointed Mr. Staffan Ahrenberg, a designee of Textile and Wurzburg, to fill a vacancy in Class I of the Company's Board of Directors, and on May 22, 2002, pursuant to the Framework Agreement, the Board of Directors appointed Mr. Olivier Bachellerie, a designee of Textile and Wurzburg, to fill the vacancy in Class III of the Company's Board of Directors created by Mr. Marterie's resignation. Mr. Ahrenberg's term will expire at the 2004 Annual Meeting of Stockholders and Mr. Bachellerie's term will expire at the 2003 Annual Meeting of Stockholders. Messrs. Eugene C. Wielepski and Ronald S. Schmidt have tendered their resignations from the Board of Directors, effective as of the Meeting, and the Board of Directors has nominated three additional designees of Textile and Wurzburg, Messrs. Rene Faltz, Roland Loubet, and Robert Stephen Stec, for election to its nine-person Board of Directors at the Meeting.

        Amended and Restated Subordinated Secured Promissory Note.    The Note was replaced by an Amended and Restated Subordinated Secured Promissory Note dated May 21, 2002 (the "Amended Note") payable to Textile in the amount of $6,557,908.53, (the remaining balance under the Note), which bears interest at an annual rate of 8%. The Amended Note provides a new payment schedule and extends the maturity date from December 31, 2006 to December 31, 2007. The Amended Note requires the Company to make quarterly payments to Textile of $210,000 in each quarter of September and December 2002, $315,000 in each quarter of 2003, $420,000 in each quarter of 2004 through September 2007, and a final payment of $558,689.72 in December 2007.

        Voting Agreement.    In connection with the execution of the Framework Agreement, the Company, Textile, Wurzburg, and Messrs. Robert J. Arnot, Jon Hechler, Ronald S. Schmidt, Eugene C. Wielepski and Thomas P. Ormandy (collectively, the "Principal Stockholders") owning, together with Textile and Wurzburg, an aggregate of [3,270,463] shares of Common Stock, which is approximately [42%] of the outstanding Common Stock of the Company, have entered into a Voting Agreement. Pursuant to the

Voting Agreement, the parties agreed to vote their shares of Common Stock of the Company at the Meeting in favor of the proposal to approve the transactions contemplated under the Framework Agreement described below, for the election of the designees of Textile and Wurzburg to the Company's Board of Directors, and as otherwise necessary to effectuate the transactions contemplated under the Framework Agreement and the exhibits thereto. The Voting Agreement terminates upon the earlier of the termination of the Framework Agreement and the consummation of the transactions contemplated by the Framework Agreement.

Actions Subject to Stockholder Approval

        The Company has elected to submit the following transactions contemplated by the Framework Agreement, which are described below in greater detail, to the stockholders of the Company for approval at the Meeting because certain of such transactions represent significant changes in the corporate governance of the Company. If the stockholders do not approve the transactions contemplated by the Framework Agreement, the Framework Agreement may be terminated by either the Company or Textile and its affiliates or the parties may waive this condition and proceed with the transactions contemplated by the Framework Agreement.

        Amendment to the Company's Certificate of Designation for Preferred Stock.    Pursuant to the terms of the Company's Certificate of Designation, the Preferred Stock of the Company held by Textile will become convertible on January 1, 2003 into either 3.3 million shares of Common Stock of the Company or a $3.3 million promissory note of the Company. The Framework Agreement provides that, as soon as practicable following stockholder approval, the Certificate of Designation governing the 3.3 million shares of Preferred Stock of the Company which Textile purchased from Ambra will be amended to provide that the Preferred Stock is be immediately convertible, but only into 3.3 million shares of Common Stock of the Company. The Preferred Stock will no longer be convertible into a promissory note. A copy of the amendment to the Certificate of Designation is attached to this proxy statement as Exhibit B. Following conversion of the Preferred Stock but prior to exercise of the warrants described below, Textile and Wurzburg will together beneficially own approximately [40%] of the Company's outstanding Common Stock.

        Issuance of Warrants to Textile.    Pursuant to the Framework Agreement and subject to stockholder approval, the Company has also agreed to grant Textile warrants to purchase 500,000 shares of the Company's Common Stock at an exercise price of $0.75 per share. The closing price reported on the OTC Bulletin Board for the last day prior to the date of execution of the Framework Agreement on which the Common Stock was traded was $.37. The closing price of the Common Stock reported by the OTC Bulletin Board on         , 2002 was $            . These warrants are exercisable through 2011. Copies of the Warrants are attached as Exhibits C-1 and C-2.

        If the Preferred Stock is converted and the warrants are exercised, Textile and Wurzburg will together beneficially own approximately [43]% of the Company's outstanding Common Stock.

        Stockholders' Agreement.    Under the Framework Agreement and following stockholder approval, the Company has agreed to enter into a Stockholders' Agreement (the "Stockholders' Agreement") with Textile and Wurzburg establishing certain terms and conditions regarding the acquisition and disposition of securities of the Company and certain corporate governance matters. The Stockholders' Agreement will terminate upon the earliest to occur of (i) Textile and Wurzburg beneficially owning all of the outstanding equity securities of the Company, (ii) the liquidation or dissolution of the Company, or (iii) November 14, 2004.

        Under the Stockholders' Agreement, Textile and Wurzburg will agree not to transfer the equity securities of the Company beneficially owned by Textile or Wurzburg except (i) to the Company, (ii) to an affiliate of Textile or Wurzburg, (iii) pursuant to Rule 144 promulgated under the Securities Act of

1933, as amended (the "Securities Act"), unless the transaction would result in a stockholder owning in excess of five percent of the Company's outstanding equity securities, or (iv) pursuant to an exemption to the registration requirements of the Securities Act; however, no transfer or acquisition of securities by Textile, Wurzburg or certain of their affiliates during the term of the Stockholders' Agreement may be effected if such transfer or acquisition, taken together with all other transfers or acquisitions by Textile, Wurzburg, certain of their affiliates or any other person actually known to Girbaud or reported under the Securities Exchange Act of 1934, as amended, would result in an ownership change of the Company within the meaning of Section 382 of the Internal Revenue Code. If an ownership change within the meaning of Section 382 of the Internal Revenue Code were to occur, certain limitations would be imposed upon the Company's ability to utilize its net operating loss carryforwards, which were valued as of March 31, 2002 at $38.6 million, on a going forward basis. Such limitations could dramatically reduce the extent to which such net operating loss carryforwards are available in any given year in the future to offset what would otherwise constitute taxable income of the Company, which in turn could dramatically increase the Company's tax liability for any such year. There can be no assurances that the Company's ability to utilize net operating loss carryforwards will not be impaired or, whether or not it is impaired, that such net operating loss carryforwards will be usable at all by the Company.

        The Stockholders' Agreement also provides that the parties will use their best efforts to ensure that at all times during the term of the Stockholders' Agreement the Board of Directors will be composed of three designees of Wurzburg and Textile, two members of management of the Company and four independent directors, two of whom shall initially be proposed by Wurzburg and Textile, and two of whom shall initially be existing independent directors of the Company (the "Independent Directors"). Initially, and assuming that all of management nominees to the Board of Directors are elected under the Stockholders' Agreement, (i) Mr. Robert J. Arnot, President and Chief Executive Officer of the Company, and Mr. Daniel Gladstone, President—Girbaud Division of the Company, will be deemed management directors, (ii) Messrs. Jon Hechler and Neal J. Fox will be deemed independent directors who were existing independent directors of the Company, (iii) Messrs. Staffan Ahrenberg, Olivier Bachellerie and Rene Faltz will be deemed designees of Textile and Wurzburg, and (iv) Messrs. Roland Loubet and Robert Stephen Stec will be deemed independent directors initially proposed by Textile and Wurzburg. See "Proposal 2. Election of Directors.

        Under the Stockholders' Agreement, the Company will also agree to include a proposal in its proxy statement for the 2003 Annual Meeting of Stockholders that the Board of Directors be declassified, which would result in stockholders electing the entire board of directors at each annual meeting of stockholders. The stockholders will not vote on such declassification until the 2003 Annual Meeting of Stockholders. Approval of the declassification would require the affirmative vote of 66 2/3% of the stockholders of the Company. The Company cannot predict with certainty whether the stockholders will or will not approve such declassification.

        The Stockholders' Agreement provides that certain actions of the Company, including but not limited to (i) entering into joint ventures, partnerships or profit sharing agreements, (ii) entering into any new supplier or distribution agreements, (iii) hiring and termination of Messrs. Robert J. Arnot, Daniel Gladstone and Eugene C. Wielepski, the Chief Financial Officer of the Company, (iv) any material change to, or deviations from the budget of the Company for each fiscal year as approved by the Board of Directors, and (v) any prepayment of the Amended Note, must be approved by at least six members of the Board of Directors (a "Supermajority Vote"). The Stockholders' Agreement also restricts the Company's ability to enter into certain extraordinary or interested party transactions without the approval of a majority of the Independent Directors, including but not limited to certain transactions which would result in a change in control of the Company, the adoption of any plan of liquidation, entering into a material contract with Textile, Wurzburg, their affiliates or certain other parties, or entering into any transaction which would cause the Company to no longer be a reporting company under Section 12 of the Securities and Exchange Act of 1934, as amended. Finally, under the Stockholders' Agreement, Textile and Wurzburg may not seek to control the day-to-day operations of the Company nor initiate or propose, directly or indirectly, any stockholder proposal or stockholder nominations in contravention of the Stockholders' Agreement. The Stockholder's Agreement is attached to this proxy statement as Exhibit D.

        Amendments to Girbaud Licensing Agreements.    Subject to stockholder approval, the Company has agreed to amend the Trademark License and Technical Assistance Agreement dated January 15, 1998, with Latitude, as amended, (the "Girbaud Men's Agreement"), which provides the Company an exclusive license to manufacture and market men's jeanswear, casualwear and outerwear under the Girbaud brand and certain related trademarks (the "Girbaud Marks") in the United States, including Puerto Rico and the U.S. Virgin Islands. The Company has also agreed, pending stockholder approval, to amend the Trademark License and Technical Assistance Agreement for Women's Collections dated March 4, 1998, with Latitude, as amended, (the "Girbaud Women's Agreement," and together with the Girbaud Men's Agreement, the "Girbaud Agreements"), which provides the Company an exclusive license to manufacture and market women's jeanswear, casualwear and outerwear, including active influenced sportswear, under the Girbaud Marks in the United States, including Puerto Rico and the U.S. Virgin Islands. These amendments give the Company the option to renew the Girbaud Agreements for an additional term from 2008 through 2011. If the Girbaud Agreements are renewed in 2008, the Company will be obligated to pay minimum royalties of $3.0 million each year thereafter through the term of the agreements under the Girbaud Men's Agreement and $1.5 million each year thereafter under the Girbaud Women's Agreement. The Company has also agreed to pay, on behalf of Latitude, the fees of one or more consultants designated by Latitude in the aggregate amount of $250,000 in 2002 and $300,000 each year thereafter through the term of the Girbaud Agreements. Latitude has advised the Company that it has not yet determined who it shall designate as the consultant(s) under the amendments to the Girbaud Agreements. Although there are no present agreements or arrangements whereby any named officers or directors of the Company would receive such consulting fees directly or indirectly, no assurances can be made that Latitude will not designate one or more directors and/or named officers of the Company to receive such consulting fees in the future. The amendments to the Girbaud Men's Agreement and Girbaud Women's Agreement are attached to this proxy statement as Exhibits E and F, respectively.

        The Board of Directors recommends that stockholders vote FOR approval of the transactions contemplated by the Framework Agreement.

PROPOSAL 2: ELECTION OF DIRECTORS

        At the Meeting, three individuals are to be elected as Class II directors, each for a term of three years and until their successors have been elected and qualified, one individual is to be elected as a Class I director for a term of two years and until his successor is elected and qualified, and one individual is to be elected as a Class III director for a term of one year and until his successor is elected and qualified. The proxies solicited hereby, unless directed to the contrary therein, will be voted FOR the Board nominees for directors. Each of the nominees for directors has consented to being named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any nominee for election as a director will not be a candidate or will be unable to serve, but if either event occurs, it is intended that the shares represented by proxies will be voted FOR such substituted nominee or nominees as the Board, in its discretion, may designate.

        The Board of Directors recommends that the stockholders vote FOR the election of its nominees.

        The following sets forth certain biographical information, the present occupation and the business experience for the past five years for each of the nominees for election at the 2002 Annual Meeting of Stockholders.

Class II Nominees to be elected at the 2002 Annual Meeting of Stockholders:

        At the Meeting, three individuals are to be elected as Class II directors, each for a term of three years and until his successor has been elected and qualified. The Board of Directors has nominated for election as Class II directors Messrs. Jon Hechler and Daniel J. Gladstone, each of whom currently serves on the Board as a Class II director, and Mr. Roland Loubet, who has been designated by Textile and Wurzburg and nominated by the Board for election pursuant to the Framework Agreement.

        Jon Hechler, age 48, has been a director of the Company since 1984. He was employed by Ira J. Hechler and Associates, an investment company, from 1980 to 1999. He is President of T. Eliot, Inc., a manufacturer of bathroom equipment.

        Daniel J. Gladstone, age 45, has been a director since April 1999 and President—Girbaud Division since January 1999. He reports directly to Mr. Arnot and among other duties is primarily responsible for the sales and marketing of the Girbaud lines. Mr. Gladstone served as President of Calvin Klein Jeans at WARNACO, Inc. from 1997 to 1998 and as President of Calvin Klein Jeans at Designer Holding Ltd. from 1994 to 1997.

        Roland Loubet, age 60, has been employed as the Chief Executive Officer and sole owner of Cedrico, S.A., a manufacturer and marketer of women's clothing, since 1997.

Class I Nominee to be elected at the 2002 Annual Meeting of Stockholders:

        At the Meeting, one individual is to be elected as a Class I director to fill the vacancy created by the resignation, effective as of the Meeting, of Eugene C. Wielepski. Such Class I director shall be elected for a term of two years and until his successor has been elected and qualified. Textile and Wurzburg have designated, and the Board has nominated, Mr. Rene Faltz for election as a Class I director pursuant to the terms of the Framework Agreement.

        Rene Faltz, age 48, has practiced law in the Grand Duchy of Luxembourg since 1976. He has been with Cabinet D'Avocats Rene Faltz since March 2000 after leaving the firm of Faltz & Kremer. Mr. Faltz is one of the Managing Directors of, and serves as counsel to, Wurzburg, Textile and several other companies that are beneficially owned by Francois Girbaud and Marithe Bachellerie in connection with the conduct of their business activities as designers and marketers of clothing and other items bearing the various Girbaud trademarks.

Class III Nominee to be elected at the 2002 Annual Meeting of Stockholders:

        At the Meeting, one individual is to be elected as a Class III director to fill the vacancy created by the resignation, effective as of the Meeting, of Ronald S. Schmidt. Such Class III director shall be elected for a term of one year and until his successor has been elected and qualified. Textile and Wurzburg have designated, and the Board has nominated, Mr. Robert Stephen Stec for election as a Class III director pursuant to the terms of the Framework Agreement.

        Robert Stephen Stec, age 47, was President of London Fog Industries, Inc., a leading manufacturer and marketer of branded outerwear, from 1996 to 1998. He served as a consultant to London Fog for several months in 1999. Mr. Stec has been employed as President and Chief Executive Officer of Lexington Home Brands, a leading branded marketer of home furnishings, since 1999. From 1989 through 1993, Mr. Stec, as President of VF Corporation, had sole responsibility for VF's Girbaud division in the United States.

        The following sets forth certain biographical information, present occupation and business experience for the past five years for each of the incumbent directors.

Class I Incumbents whose terms will expire at the 2004 Annual Meeting of Stockholders:

        Robert J. Arnot, age 53, has been a director of the Company since 1984, Chairman of the Board of Directors since 1991, Chief Executive Officer since 1996 and President since 1999. He was Vice President of Planning and Corporate Development from 1989 to 1991. He has been employed by the Company since 1989.

        Staffan Ahrenberg, age 44, has been a director of the Company since May 2002. Since 1997, Mr. Ahrenberg has been a consultant to Societe de Finance et D'Investissement S.A., which provides multinational companies engaged in the food processing, media and fashion industries with investment opportunities and investment advisory services, and Saga Enterprises Holding Corp., which provides the motion picture industry with services regarding the development, production, acquisition, sale and financing of motion pictures and other intellectual property. Mr. Ahrenberg provides consulting services to Girbaud and its affiliates.

Class III Incumbents whose terms expire at the 2003 Annual Meeting of Stockholders:

        Neal J. Fox, age 67, has been a director of the Company since February 1998. From 1989 through March 1999, Mr. Fox served as the President and Chief Executive Officer of Sulka, an international menswear retailer. In 1999, Mr. Fox founded NJF Associates, Incorporated, a consulting firm specializing in brand management and business development for various retail industries. Mr. Fox also has served as a director and consultant for Today's Man, a retail apparel chain with 25 stores in the northeast United States since May 2000 and served as the Vice Chairman of its board of directors from August 2000 until November 2001.

        Olivier Bachellerie, age 40, has been a director of the Company since May 2002. Mr. Bachellerie has served since 1997 as President and Director General of GI Promotion and Cravatatakiller S.A., and as President of Fashion Services of America, Inc., each of which is beneficially owned by Marithe Bachellerie and Francois Girbaud. Mr. Bachellerie is the son of Marithe Bachellerie, the beneficial owner of 50% of the outstanding stock of Wurzburg.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Amended and Restated Bylaws of the Company provide that the number of directors constituting the Board of Directors shall be as determined from time to time by the Board. The Board has acted to fix the number of directors at nine.

        Pursuant to the terms of the Company's Amended and Restated Certificate of Incorporation, the Board of Directors is divided into three classes, as nearly equal in number as reasonably possible, with terms expiring at the Meeting, the 2003 Annual Meeting of Stockholders and at the 2004 Annual Meeting of Stockholders, respectively.

        The Company's Board of Directors met or acted by unanimous written consent on six occasions in 2001. All of the incumbent directors who were directors during 2001 attended 100% of the total number of meetings of the Board of Directors in 2001. The Board of Directors has standing Audit and Compensation Committees as described below. The Company does not have a Nominating Committee.

        Audit Committee.    During 2001, the Audit Committee consisted of Messrs. Ronald S. Schmidt (Chairman), Neal J. Fox and Anthony J. Marterie. Mr. Jon Hechler was appointed to the Audit Committee after Mr. Marterie's resignation from the Board of Directors on May 14, 2002. Mr. Schmidt has tendered his resignation from the Board of Directors effective as of the Meeting. After the election of the new directors at the Meeting, one of such new independent directors will be appointed to the Audit Committee. The Audit Committee is responsible for recommending to the Board of Directors the engagement of the independent auditors of the Company and reviewing with the independent auditors the scope and results of the audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent auditors. All of the members of the Audit Committee are independent, as such term is defined in the National Association of Securities Dealers listing standards. The Audit Committee has adopted a written charter. One meeting of the Audit Committee was held in 2001 and was attended by all members.

        Compensation Committee.    During 2001, the Compensation Committee consisted of Messrs. Jon Hechler (Chairman), Neal J. Fox and Ronald S. Schmidt. Mr. Schmidt has tendered his resignation from the Board of Directors effective as of the Meeting. After the election of the new directors, one of the new independent directors will be appointed to the Compensation Committee. The Compensation Committee reviews and determines the compensation of the Company's executive officers and recommends the granting of awards to eligible employees pursuant to the Company's Amended and Restated 1997 Omnibus Stock Plan. See "Compensation Committee Report on Executive Officer Compensation," below. Three meetings of the Compensation Committee were held in 2001, and all members attended each meeting.

Directors' Compensation

        Directors who are employees of the Company receive no compensation for serving on the Board of Directors. Directors who are not employees of the Company (the "Outside Directors") receive an annual retainer fee of $10,000 for their services and attendance fees of $750 per Board or committee meeting attended. All directors are reimbursed for expenses incurred in connection with attendance at Board or committee meetings. In addition, members of the Board of Directors are eligible to participate in the Company's Amended and Restated 1997 Omnibus Stock Plan. In 2001, Outside Directors were awarded non-qualified stock options to purchase an aggregate 28,000 shares of Common Stock at an exercise price of $0.90 per share.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following tables sets forth all compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during the three years ended December 31, 2001 for the Chief Executive Officer and the four other most highly compensated executive officers of the Company

(collectively, the "Named Executive Officers"), including both fixed salary compensation and discretional management incentive compensation ("Bonus"):

	Annual Compensation(1)			Long-Term Compensation Awards	All Other Compensation
Name and Principal Positions	Year	Salary	Bonus	Number of Shares Underlying Options
Robert J. Arnot Chairman of the Board and Chief Executive Officer	2001 2000 1999	$346,659 344,960 352,711	$0 0 0	7,000 0 25,000	0 0 0
Daniel J. Gladstone President — Girbaud Division	2001 2000 1999	$341,538 344,960 320,243	$221,199 207,865 18,022	7,000 0 0	0 0 0
Eugene C. Wielepski Vice President — Finance and Chief Financial Officer	2001 2000 1999	$172,531 171,500 175,873	$0 0 0	7,000 0 12,500	0 0 0
Thomas P. Ormandy Vice President — Sales	2001 2000 1999	$196,730 230,229 265,788	$0 0 0	7,000 0 18,750	0 0 0
Danielle Lambert Vice President — Design	2001 2000 1999	$150,115 148,681 146,158	$81,199 62,865 43,022	0 10,000 0	0 0 0

(1)
The Company also provides certain perquisites and other benefits. The aggregate dollar cost to the Company of such perquisites and other benefits in each of the last three years did not exceed the lesser of $50,000 or 10% of the amount reflected in the Salary and Bonus columns for any of the Named Executive Officers.

Option Grants in the Last Fiscal Year

        The following table sets forth information regarding options to purchase shares of the Company's Common Stock granted to the Named Executive Officers during the last fiscal year:

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted
		Percent of Total Options Granted to Employees
Name			Exercise Price Per Share(1)	Expiration Date
					5%	10%
Robert J. Arnot	7,000	11.0%	$0.90	6/8/11	$4,060	$10,080
Daniel J. Gladstone	7,000	11.0	0.90	6/8/11	4,060	10,080
Eugene C. Wielepski	7,000	11.0	0.90	6/8/11	4,060	10,080
Thomas P. Ormandy	7,000	11.0	0.90	6/8/11	4,060	10,080

(1)
The exercise price equaled the fair market value of the Common Stock as determined by the Board of Directors on the date of grant.

(2)
The assumed annual rates of appreciation of 5% and 10% would result in the price of the Common Stock increasing to $1.48 and $2.34, respectively, from the exercise price of $0.90 per share during the 10-year term of the options. The vesting of unvested options may be accelerated at any time by the Company. The 5% and 10% assumed annual rates of stock price appreciation used to calculate potential gains to optionees are mandated by the rules of the SEC. The potential realizable value does not represent the Company's prediction of its stock price performance. There can be no assurance that the stock price will actually appreciate over the 10-year option term at the assumed 5% and 10% levels or at any other level.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.

        The following table sets forth information concerning the number and value of unexercised options to purchase shares of the Company's Common Stock held at the end of the fiscal year by the Named Executive Officers. No options were exercised by any of the Named Executive Officers in 2001.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable(1)	Value of Unexercised In-the-Money Options At Fiscal Year End Exercisable/Unexercisable
Robert J. Arnot	0	0	55,000 / 7,000	0
Daniel J. Gladstone	0	0	477,000 / 7,000	0
Eugene C. Wielepski	0	0	27,500 / 7,000	0
Thomas P. Ormandy	0	0	33,750 / 7,000	0
Danielle Lambert	0	0	20,000 / 0	0

(1)
The exercise price equaled the fair market value of the Common Stock as determined by the Board of Directors on the date of grant.

Defined Benefit Pension Plan

        The Company maintains a defined benefit pension plan (the "Pension Plan") for its employees. The normal retirement benefit, payable at age 65, is 20.0% of base compensation up to $10,000 plus 39.5% of base compensation over $10,000 and up to a maximum of $75,000, prorated for service less than 30 years. A reduced benefit is also payable on early retirement, after attainment of age 55 and completion of 15 years of service. The Pension Plan also provides disability retirement and death benefits. The Company pays the full cost of the benefits under the Pension Plan through its contributions to a trust. The Company's cash contributions to the Pension Plan during the year ended December 31, 2001 aggregated approximately $851,000.

        The Pension Plan Table below provides the estimated annual benefits payable under the Pension Plan upon retirement in specified compensation and years of service classifications:

Pension Plan Table

	Years of Service
Remuneration
	15	20	25	30	35
$100,000	$13,838	$18,451	$23,063	$27,676	$27,676
125,000	13,838	18,451	23,063	27,676	27,676
150,000	13,838	18,451	23,063	27,676	27,676
175,000	13,838	18,451	23,063	27,676	27,676
200,000	13,838	18,451	23,063	27,676	27,676
225,000	13,838	18,451	23,063	27,676	27,676
250,000	13,838	18,451	23,063	27,676	27,676
300,000	13,838	18,451	23,063	27,676	27,676
400,000	13,838	18,451	23,063	27,676	27,676
450,000	13,838	18,451	23,063	27,676	27,676
500,000	13,838	18,451	23,063	27,676	27,676

        The compensation considered in determining benefits under the Pension Plan (as provided in the column titled "Remuneration") is the annual average compensation for the five consecutive calendar years producing the highest average. The compensation considered is limited to $75,000. All amounts of salary, bonus and other compensation as reported in the Summary Compensation Table, up to $75,000, are included in compensation considered under the Pension Plan. The amounts provided in the Pension Plan Table are the benefits payable per year in equal monthly installments for the life expectancy of the participants (i.e., straight life annuity amounts). The Pension Plan is integrated with Social Security, and its benefit formula is as follows: (i) 0.6667% of compensation, multiplied by years of service up to 30 years; plus (ii) 0.65% of compensation in excess of $10,000 multiplied by years of service up to 30 years.

        The estimated credited years of service for each of the Named Executive Officers were as follows, estimated as of January 1, 2002:

Name	Estimated Credited Years of Service
Robert J. Arnot	10
Daniel J. Gladstone	3
Eugene C. Wielepski	28
Thomas P. Ormandy	15
Danielle Lambert	3

Employment Agreements

        Prior to its initial public offering in December 1997, the Company entered into individual employment agreements (the "Executive Employment Agreements") with each of Messrs. Robert J. Arnot, Eugene C. Wielepski and Thomas P. Ormandy. As amended in August 1998, February 1999, January and April 2000, April 2001, and January and April, 2002, the initial term of each of the Executive Employment Agreements began on May 15, 1997 (the "Effective Date") and will terminate on May 15, 2006 in the case of Messrs. Arnot and Wielepski and terminated on May 15, 2002 in the case of Mr. Ormandy. The Executive Employment Agreements will automatically extend after the initial term for successive one-year terms, unless notice not to extend is given by either party at least 60 days prior to the end of the then current term. Mr. Ormandy's agreement expired and was not renewed. In addition to the base salary amounts described below, the Executive Employment Agreements also provide that the Executives are entitled to participate in any bonus and stock option plans, programs, arrangements and practices as may be established from time to time by the Board of Directors of the Company for the benefit of such executive employees, in accordance with the terms of such plans. Each Executive is also entitled to certain fringe benefits, including Company-paid health and life insurance.

        The Executive Employment Agreement of Mr. Arnot provides for an annual base salary of $400,000 for fiscal year 2002, $425,000 for fiscal year 2003 and $450,000 per year thereafter. Mr. Arnot is also entitled to receive incentive compensation following each fiscal year in which the Company has Net Income (as defined in Mr. Arnot's Executive Employment Agreement) in excess of $2.0 million. The amount of the incentive compensation will be equal to six and one-half percent of the amount by which the Company's Net Income exceeds $2.0 million. Also, if the Company has Net Income of $3.0 million in any fiscal year, Mr. Arnot is entitled to receive a non-qualified stock option to purchase 50,000 shares of the Company's Common Stock at an exercise price equal to the fair market value at the time of the grant. Mr. Arnot's Executive Employment Agreement further provides that if he is terminated without cause or constructively discharged, the Company shall pay him an amount equal to one year of his current base salary plus a severance bonus equal to his incentive compensation for the prior fiscal year; provided, however, if Mr. Arnot is terminated without cause or constructively discharged prior to May 15, 2005, the Company will pay him an amount equal to his current base salary plus the severance bonus at the end of each fiscal year for the period remaining under his Executive Employment Agreement. Upon termination of Mr. Arnot's Executive Employment Agreement or if the Company decides not to renew the agreement, the Company must pay Mr. Arnot an amount equal to one year of his current base salary plus a lump sum equal to his incentive compensation for the prior fiscal year. Mr. Arnot's Executive Employment Agreement includes a 90-day noncompetition provision as well as one-year nonsolicitation and confidentiality provisions.

        The Executive Employment Agreement of Mr. Wielepski provides for an annual base salary of $200,000 but may be increased based on periodic reviews by the Compensation Committee. In addition to his base salary, no later than July 31, 2002, the Company will grant Mr. Wielepski a non-qualified stock option to purchase at least 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value at the time of the grant. If Mr. Wielepski is terminated without cause prior to May 15, 2005, the Company will pay him the remaining base salary otherwise payable for the period remaining under the agreement. Upon termination of Mr. Wielepski's Executive Employment Agreement or if the Company decides not to renew the agreement, the Company must pay Mr. Wielepski an amount equal to one year of his current base salary. The Executive Employment Agreement of Mr. Wielepski includes a 90-day noncompetition provision as well as one-year nonsolicitation and confidentiality provisions.

        The Executive Employment Agreement of Mr. Ormandy initially provided for an annual base salary of $300,000, which could be increased based on periodic reviews by the Compensation Committee. Pursuant to amendments to such Executive Employment Agreement entered into in February 1999, the annual base salary was reduced to $200,000, provided that the annual base salary would be increased to its initial levels for the remainder of the term after the Company achieves positive net earnings in two consecutive fiscal quarters. The Executive Employment Agreement of Mr. Ormandy included a one-year noncompetition provision as well as nonsolicitation and confidentiality provisions. Mr. Ormandy's agreement was not renewed, and the Company has agreed to pay him severance equal to one year's salary through December 2002.

        Mr. Gladstone entered into an employment agreement in January 1999 with the Company and an amendment to the agreement in April 2002 (the "Gladstone Agreement"). The Gladstone Agreement is substantially similar to the Executive Employment Agreements described above except as described in this paragraph. The Gladstone Agreement provides for an annual base salary of $350,000. The term of the Gladstone Agreement continues until January 21, 2006. The Gladstone Agreement automatically extends after the initial term for another one-year term and will continue to automatically extend for successive one-year terms, unless notice not to extend is given by either party at least 60 days prior to the end of the then current term. In addition to his base salary and other benefits, Mr. Gladstone is entitled to receive incentive compensation following each fiscal year during the term in which the Company's Net Sales of Girbaud Sportswear (as defined in the Gladstone Agreement) exceeds $20.0 million. The amount of such incentive compensation will be equal to one-half of one percent of the amount by which the Company's Net Sales of Girbaud Sportswear exceeds $20 million. Also, if in any fiscal year the Company has Net Income of $3.0 million and Net Sales of Girbaud Women's Products (as defined in the Gladstone Agreement) of at least $30.0 million, Mr. Gladstone is entitled to receive a non-qualified stock option to purchase 50,000 shares of the Company's Common Stock at an exercise price equal to the fair market value at the time of the grant. The Gladstone Agreement further provides that if he is terminated without cause or constructively discharged, the Company shall pay him an amount equal to one year of his base salary plus a lump sum equal to his incentive compensation for the prior fiscal year, provided, however, if Mr. Gladstone is terminated without cause or constructively discharged prior to January 21, 2005, the Company will pay him an amount equal to his base salary plus the severance bonus at the end of each fiscal year remaining for the period under the Gladstone Agreement. Upon termination of the Gladstone Agreement or if the Company decides not to renew the Gladstone Agreement, the Company must pay Mr. Gladstone an amount equal to one year of his current base salary plus a lump sum equal to his incentive compensation for the prior fiscal year. The Gladstone Agreement includes a 90-day noncompetition provision as well as one-year nonsolicitation and confidentiality provisions.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION

Objectives

        The Company's compensation policies and procedures have historically been aligned with the Company's entrepreneurial traditions. The Company seeks to compensate its officers (including the Named Executive Officers) in a manner which is:

  (i)
  consistent with the Company's conservative traditions and cost structure;

  (ii)
  sufficient to attract and retain key executives critical to the success of the Company;

  (iii)
  reflective of current performance of both the individual officer and the Company; and

  (iv)
  remuneration of successful long-term strategic management and enhancement of shareholder values.

Components of Compensation

        The Compensation Committee (the "Committee") approves the design of, assesses the effectiveness of, and administers the executive compensation programs of the Company in support of stockholder interests. The key elements of the Company's executive compensation program are base salary, annual incentives and long-term incentive compensation. These key elements are addressed separately below. In determining each component of compensation, the Committee considers all elements of an executive's total compensation package.

Base Salary

        The Committee regularly reviews each executive's base salary. Base salaries are not necessarily compared to other institutions, although market rates for comparable executives with comparable responsibilities are considered in some cases. Base salaries are adjusted by the Committee to recognize varying levels of responsibility, experience, breadth of knowledge, internal equity issues, as well as external pay practices. Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company. In 1998, the annual base salary of Mr. Arnot, the Company's Chief Executive Officer, was decreased to $350,000 pursuant to the terms of an amendment to his Executive Employment Agreement in consideration of the deterioration in the Company's operating results for 1998 compared to 1997. Also in 1998, the annual base salaries of the other Named Executive Officers (other than Mr. Gladstone, who joined the Company in January 1999, and Ms. Lambert, who does not have an employment agreement) were decreased for the same reason. In April 2002, the annual base salaries of Messrs. Arnot and Wielepski were restored to previous levels in recognition of the completion of the Company's restructuring of operations. In addition, the term of the executive employment agreements of Messrs. Arnot, Wielepski and Gladstone were extended in recognition of the improvement of the Company's financial results. See "Executive Compensation—Employment Agreements."

Annual Incentives

        The annual incentive program promotes the Company's pay-for-performance philosophy by providing the Chief Executive Officer and other Named Executive Officers with direct financial incentives in the form of annual cash bonuses to achieve corporate and, in some cases, individual performance goals. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. In March 2002, the Company paid Mr. Daniel J. Gladstone a bonus, based on 2001 performance, of $221,199 and Ms. Danielle Lambert a bonus, based on 2001 performance, of $87,199.

Long-Term Incentives

        In keeping with the Company's commitment to provide a total compensation package which includes at-risk components of pay, long-term incentive compensation comprises a significant portion of the value of an executive's total compensation package. When awarding long-term grants, the Committee considers an executive's level of responsibility, prior compensation experience, historical award data, and individual performance criteria. Long-term incentives are in the form of stock options awards under the Company's Plan.

        Stock options are granted at an option price equal to the fair market value of the Common Stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates. This design focuses executives on the creation of stockholder value over the long term. The size of stock option grants is based on competitive practice, individual performance factors and historical award data. The Company granted an aggregate of 28,000 stock options to the Named Executive Officers in 2001.

Conclusion

        The Committee believes these executive compensation policies and programs serve the interests of the Company and its stockholders effectively. The various compensation vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success, thereby enhancing the value of the Company for the stockholders' benefit.

        We will continue to monitor the effectiveness of the Company's total compensation program to meet the current and future needs of the Company.

        Members of the Compensation Committee:

          Jon Hechler, Neal J. Fox and Ronald S. Schmidt

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
IN COMPENSATION DECISIONS

        None of the directors serving on the Compensation Committee is an employee of the Company, and neither the Chief Executive Officer nor any of the Named Executive Officers has served on the Compensation Committee. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors, Audit Committee or Compensation Committee.

STOCK PERFORMANCE TABLE

        The Company is required by the SEC to provide a five-year comparison of the cumulative total stockholder return on the Company's Common Stock compared with that of a broad equity market index and either a published industry index or a Company-constructed peer group index.

        The following chart compares the cumulative total stockholder return on the Company's Common Stock during the period beginning December 18, 1997, (the date of the Company's initial public offering) and ending December 31, 2001, with the cumulative total return of the Standard & Poor's 500 Composite Index and a peer group index. The peer group is comprised of the following companies: Guess ?, Inc., Liz Claiborne, Inc., Mossimo, Inc., Nautica Enterprises, Inc., Polo Ralph Lauren Corporation, Tarrant Apparel Group, Tommy Hilfiger Corporation, Tropical Sportswear Int'l

Corporation and V.F. Corporation. Total return for the peer group is based on market capitalization, weighted for each year. As with the peer group, the Standard & Poor's 500 Composite Index is market weighted. The comparison assumes $100 was invested on December 18, 1997, in the Company's Common Stock and in each of the foregoing indices. It also assumes reinvestment of any dividends.

        The Company does not make, nor does it endorse, any predictions as to future stock performance.

TOTAL RETURN INDEX

Source: S&P Compustat	Base date = 100	12/18/97
Company Name	18-Dec-97	31-Dec-97	31-Dec-98	31-Dec-99	29-Dec-00	31-Dec-01	28-Mar-02
ISAACS I C & CO INC	100.00	101.25	16.25	14.38	6.56	3.20	4.50
PEER GROUP INDEX	100.00	100.60	102.23	84.63	78.55	91.88	102.68
S&P 500 COMP-LTD	100.00	101.64	130.68	158.18	143.78	126.71	127.05

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of [June    ], 2002 with respect to the beneficial ownership of the Company's Common Stock (including shares issuable upon the exercise of outstanding options that are exercisable as of that date or within 60 days thereafter) by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (ii) each of the Company's directors, (iii) the Chief Executive Officer and each of the other Named Executive Officers of the Company, and (iv) all directors and executive officers of the Company as a group:

	Shares Beneficially Owned(2)
Name of Beneficial Owners
	Number		Percent(3)
Robert J. Arnot(1)(7)	489,871
Neal J. Fox	—
Daniel J. Gladstone	—
Jon Hechler(1)(4)(7)	1,102,152
Danielle Lambert	—
Thomas P. Ormandy(1)(7)	158,320
Ronald S. Schmidt(1)(7)	159,211
Eugene C. Wielepski(1)(7)	194,242
Staffan Ahrenberg	—
Olivier Bachellerie	—
Rene Faltz	—
Robert Stephen Stec	—
Roland Loubet	100,000
Wurzburg S.A.(5)(7)	4,466,667	(6)
All directors and executive officers as a group ([13] persons)

*
Less than one percent.
(1)
The business address of such person is c/o I.C. Isaacs & Company, Inc., 3840 Bank Street, Baltimore, Maryland 21224-2522.
(2)
Except as described herein and subject to certain shareholders agreements and applicable community property laws and similar laws, each person listed above has sole voting and investment power with respect to such shares. See "Certain Relationships and Related Transactions."
(3)
Based on percentage of total number of shares outstanding as of [June    , 2002] plus 3,300,000 shares of Series A Convertible Preferred Stock, $0.0001 par value, held by Textile, which are convertible into Common Stock at a one-to-one conversion ratio.
(4)
Includes 661,369 shares held by the Estate of Ira J. Hechler, of which Jon Hechler is sole executor.
(5)
In August 2000, the Company issued 500,000 shares of restricted Common Stock to Latitude Licensing Corp. ("Latitude") in connection with the amendment of a license agreement between the Company and Latitude. Immediately upon receipt of the Common Stock, Latitude transferred such Common Stock to its affiliate, Wurzburg Holding S.A. (known in abbreviation as Wurzburg S.A.) ("Wurzburg"). The address of Wurzburg is 134 Boulevard de la Petrusse, L-2330 Luxembourg. Textile Investment International ("Textile"), a wholly-owned subsidiary of Wurzburg, has acquired from Ambra Inc. 666,667 shares of Common Stock and 3,300,000 shares of Series A Convertible Preferred Stock, $.0001 par value, which Preferred Stock is convertible into 3,300,000 shares of Common Stock at a one-to-one conversion ratio beginning January 1, 2003. The address of Textile is 41, avenue de la Gare, Luxembourg L-1611, Grand Duchy of Luxembourg.
(6)
Includes 3,300,000 shares of Series A Convertible Preferred Stock, $0.0001 par value, held by Textile, which are convertible into Common Stock at a one-to-one conversion ratio beginning January 1, 2003. Does not include 500,000 shares of common stock issuable upon the exercise of warrants to be granted to Textile upon consummation of the transactions contemplated under the Framework Agreement.
(7)
Robert J. Arnot, Jon Hechler, Ronald S. Schmidt, Eugene C. Wielepski and Thomas P. Ormandy (collectively, the "Principal Stockholders") are individual stockholders of the Company who have entered into a Voting Agreement dated May 14, 2002 (the "Voting Agreement") with Wurzburg, Textile and the Company relating to 3,270,463 shares of Common Stock, which is approximately [    ]% of the Company's outstanding Common Stock. Pursuant to the Voting Agreement, each of the Principal Stockholders, Wurzburg and Textile have agreed to vote their shares of Common Stock in favor of a proposal to approve the transactions contemplated under the Framework Agreement at the Company's 2002 Annual Meeting of Stockholders, for the election of the designees of Wurzburg and Textile to the Company's Board of Directors, and as otherwise necessary to effectuate the transactions contemplated under the Framework Agreement and the exhibits thereto. Each of the Principal Stockholders has granted to an attorney-in-fact designated by Wurzburg and Textile an irrevocable proxy coupled with an interest to vote all Common Stock beneficially owned by such Principal Stockholder in the event of a breach by such Principal Stockholder of his obligations under the Voting Agreement. Except with respect to the matters governed by the Voting Agreement, the Principal Stockholders disclaim beneficial ownership with respect to one another's shares and disclaim beneficial ownership of the shares held by Wurzburg and Textile, and Wurzburg and Textile disclaim beneficial ownership of the shares of Common Stock held by the Principal Stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Ambra Inc.

        In October 1999, the Company, Ambra Inc. ("Ambra") and Hugo Boss A.G. ("Hugo Boss") entered into certain agreements including (i) a license agreement (the "License Agreement") granting the Company rights to manufacture and sell apparel using the BOSS brand name and (ii) an agreement pursuant to which the Company issued to Ambra an aggregate of 3.3 million shares of Series A Convertible Preferred Stock, par value $.0001 per share, of the Company (the "Preferred Stock") and 666,667 shares of common stock of the Company. In March 2001, the Company, Ambra and Hugo Boss entered into an agreement to terminate the Company's rights under the License Agreement, pursuant to which, among other things, (i) the Company issued to Ambra a subordinated secured promissory note (the "Note") of the Company in the principal amount of $7.2 million, with principal and interest at an annual rate of 8% payable in twenty-four (24) quarterly installments in the amount of (a) $202,500 each through December 31, 2001, (b) $420,000 each from March 31, 2002 through September 30, 2006 and (c) $407,085.57 on December 31, 2006 and (ii) the Preferred Stock would be (a) redeemable by the Company until June 30, 2002 for $1.00 per share, (b) redeemable by the Company from July 1, 2002 through December 31, 2002 for the greater of $1.00 per share or the amount equal to the market value of the number of shares of common stock which the holder of the Preferred Stock would have held had the shares of Preferred Stock to be redeemed been converted to common stock immediately prior to such redemption; (c) redeemable by Ambra at any time upon an event of default under the Note; and (d) convertible by Ambra from January 1, 2003 through December 31, 2006 into (at Ambra's election): (x) a subordinated secured promissory note of the Company in the amount equal to the number of shares of Preferred Stock converted multiplied by $1.00, carrying an interest rate of 12% per annum and payable over a term of twenty-one (21) months or (y) common stock of the Company at a 1:1 conversion ratio. The Company also executed a security agreement in favor of Ambra as security for the Company's obligations under the Note and agreed to grant a mortgage or deed of trust on the Company's real estate in Milford, Delaware and Baltimore, Maryland as security for the Company's obligations under the Note.

Transactions with Wurzburg, Textile and Latitude

        In November 1997, the Company entered into an exclusive license agreement (the "Girbaud Men's Agreement") with Girbaud Design, Inc. and its affiliate Wurzburg to manufacture and market men's jeanswear, casualwear and outwear under the Girbaud brand and certain related trademarks (the "Girbaud Marks") in all channels of distribution in the United States, including Puerto Rico and the U.S. Virgin Islands. In March 1998, the Girbaud Men's Agreement was amended and restated to include active influences sportswear as a licensed product category and to name Latitude as the licensor. Also in March 1998, the Company entered into an exclusive license agreement (the "Girbaud Women's Agreement" and together with the Girbaud Men's Agreement, the "Girbaud Agreements") with Latitude to manufacture and market women's jeanswear, casualwear and outerwear, including active influenced sportswear, under the Girbaud Marks in all channels of distribution in the United States including Puerto Rico and the U.S. Virgin Islands. The Girbaud Agreements have been extended until December 31, 2002, upon which date the Company will have the option to renew the agreements for an additional five years. The Girbaud Agreements generally allow the Company to use the Girbaud Marks on apparel designed by or for the Company or based on designs and styles previously associated with the Girbaud brand, subject to quality control by Latitude over the final designs of the products, marketing and advertising material and manufacturing premises. The Girbaud Agreements provide that they may be terminated by Latitude upon the occurrence of certain events, including, but not limited to, a breach by the Company of certain obligations under the agreements that remain uncured following certain specified grace periods.

        Under the Girbaud Men's Agreement, the Company is required to make payments to Latitude in an amount equal to 6.25% of the Company's net sales of regular license merchandise and 3.0% in the case of certain irregular and closeout licensed merchandise. The Company is subject to guaranteed minimum annual royalty payments of $3.0 million each year from 2002 through 2007. The Company is required to spend the greater of an amount equal to 3% of Girbaud men's net sales or $500,000 in advertising and related expenses promoting the men's Girbaud brand products in each year through the term of the Girbaud men's agreement.

        Under the Girbaud Women's Agreement the Company is required to make payments to Latitude in an amount equal to 6.25% of the Company's net sales of regular licensed merchandise and 3.0% in the case of certain irregular and closeout licensed merchandise. The Company is subject to guaranteed minimum annual royalty payments of $1.5 million each year from 2002 through 2007. The Company is required to spend the greater of an amount equal to 3% of Girbaud women's net sales of $400,000 in advertising and related expenses promoting the women's Girbaud brand products in each year through the term of the Girbaud Women's Agreement. In addition, over the term of the Girbaud Women's Agreement the Company is required to contribute $190,000 per year to Latitude's advertising and promotional expenditures for the Girbaud brand.

        In August 1999, the Company issued 500,000 shares of restricted common stock to Latitude in connection with an amendment of the Girbaud's Women's Agreement to defer the obligation to open a Girbaud retail store. Under the Girbaud Women's Agreement, if the Company has not signed a lease agreement for a Girbaud retail store by July 31, 2002, the Company will become obligated to pay Latitude an additional $500,000 in royalties. During 2001, the Company decided not to sign a lease agreement for a Girbaud retail store and paid $175,000 of this royalty, the remainder of which [will be paid by] July 31, 2002.

        Immediately upon the issuance of the 500,000 shares of restricted Common Stock to Latitude, Latitude transferred the shares to its affiliate, Wurzburg. The shares are subject to a Shareholders' Agreement dated August 9, 1999 (the "Latitude Shareholders' Agreement"), which provides that before such shares may be sold or transferred, the Company shall have a right of first refusal. The Latitude Shareholder's Agreement also provides that in the event that shareholders holding a majority of the Common Stock subject to the Second Restated Shareholders' Agreement dated June 30, 1999 by and between the Company and shareholders of the Company who were shareholders prior to the initial public offering of the Company's Common Stock (the "Participating Shareholders") indicate in writing that they will vote in favor of certain change in control transactions, the Company may require the shareholders subject to the Latitude Shareholders' Agreement to participate in such transaction on the same terms and conditions applicable to the Participating Shareholders. Under the terms of the Latitude Shareholders' Agreement, Latitude was granted certain piggyback registration rights. The Latitude Shareholders' Agreement will be terminated upon execution of the Stockholder's Agreement among the Company, Textile and Wurzburg contemplated by the Framework Agreement.

        In January 2000, the Company entered into a global sourcing agreement with G.I. Promotions, an affiliate of Wurzburg, to act as a non-exclusive sourcing agent to licensees of the Marithe & Francois Girbaud trademark for the manufacture of Girbaud jeanswear and sportswear (the "Global Sourcing Agreement"). The Global Sourcing Agreement extends until December 31, 2003 and provides that the Company shall net a facilitation fee of 5.0% of the total FOB pricing for each order shipped to licensees under the agreement. Also in January 2000, the Company entered into a license agreement with Wurzburg. The license has a term of three years and provides that the Company shall pay Wurzburg a royalty of 1.0% of the total FOB pricing for each order shipped to a licensee under the Global Sourcing Agreement.

        In May 2002, Textile purchased from Ambra 666,667 shares of the Company's Common Stock, 3.3 million shares of the Company's Preferred Stock and the Note. Also in May 2002, the Company

entered into a Framework Agreement (the "Framework Agreement") with Girbaud. Under the Framework Agreement, the Company agreed to submit the following to the stockholders for approval at the 2002 Annual Meeting of Stockholders: (i) the issuance of warrants to Textile to purchase 500,000 shares of the Company's common stock at an exercise price of $0.75 per share, (ii) a Stockholders' Agreement with Textile and Wurzburg establishing certain terms and conditions regarding the acquisition and disposition of the Company's securities as well as certain corporate governance matters, (iii) an amendment to the Company's Certificate of Amendment to Certificate of Designation relating to the Preferred Stock to modify the rights and preferences of the Company's Preferred Stock to make it immediately convertible, but only into common stock of the Company, and (iv) amendments to the Girbaud Licensing Agreements to add an additional option for the Company to extend the term of each agreement by four additional years through 2011. The Company also agreed to restructure the Note to defer principal payments and extend its maturity by one year, until December 31, 2007. These items are more fully described under "Proposal 1: Approval of the Transactions Contemplated by the Framework Agreement."

        On May 20, 2002, pursuant to the Framework Agreement, the Board of Directors appointed Mr. Staffan Ahrenberg, a designee of Textile and Wurzburg, to fill the vacancy in Class I of the Company's Board of Directors and on May 22, 2002 pursuant to the Framework Agreement, the Board of Directors appointed Mr. Olivier Bachellerie, a designee of Textile and Wurzburg, to fill another vacancy in Class III of the Company's Board of Directors. Mr. Bachellerie is the son of Marithe Bachellerie, the beneficial owner of 50% of the outstanding stock of Wurzburg. The Board of Directors has also nominated three additional designees of Textile and Wurzburg, Messrs. Rene Faltz, Roland Loubet and Robert Stephen Stec, for election to its nine-person Board of Directors at the 2002 Annual Meeting of Stockholders. See "Proposal 2: Election of Directors".

        Pursuant to the Framework Agreement and subject to stockholder approval, the Company has agreed to amend the Girbaud Agreements. These amendments would give the Company the option to renew the Girbaud Agreements for an additional term through 2011. If the Girbaud Agreements are renewed in 2008, the Company would pay minimum royalties of $3.0 million each year thereafter through the term under the Girbaud Men's Agreement and $1.5 million each year thereafter through the term under the Girbaud Women's Agreement. The Amendments also provide that the Company will pay on behalf of Latitude the fee of one or more consultants designated by Latitude in the aggregate amount of $250,000 in 2002 and $300,000 each year thereafter. Latitude has advised the Company that it has not yet determined who it shall designate as the consultant(s) under the amendments to the Girbaud Agreements. Although there are no present agreements or arrangements whereby any named officers or directors of the Company would receive such consulting fees directly or indirectly, no assurances can be made that Latitude will not designate one or more directors and/or named officers of the Company to receive such consulting fees in the future.

        In connection with the execution of the Framework Agreement, the Company, Textile, Wurzburg, and Messrs. Arnot, Hechler, Schmidt, Wielepski and Ormandy, (collectively, the "Principal Stockholders"), who own, together with Textile and Wurzburg, an aggregate of [3,270,463] shares of Common Stock, which is approximately [42%] of the outstanding Common Stock of the Company, entered into a Voting Agreement. Pursuant to the Voting Agreement, the parties agreed to vote their shares of Common Stock of the Company in favor of the proposal to approve the transactions contemplated under the Framework Agreement at the 2002 Annual Meeting of Stockholders, for the election of the Girbaud designees to the Company's Board of Directors, and as otherwise necessary to effectuate the transactions contemplated under the Framework Agreement and the exhibits thereto. Each of the Principal Stockholders has granted to an attorney-in-fact designated by Wurzburg and Textile an irrevocable proxy coupled with an interest to vote all shares of Common Stock beneficially owned by such Principal Stockholder in the event of a breach by such Principal Stockholder of his obligations under the Voting Agreement. See "Proposal 1. Approval of Transactions Contemplated by the Framework Agreement."

Consulting Agreements between Messrs. Robert Arnot and Daniel Gladstone and Latitude

        Messrs. Arnot and Gladstone have each entered into a consulting agreement with Latitude beginning May 17, 2002 and terminating on December 31, 2005 or when the consultant is no longer employed by the Company, whichever occurs first. Under the terms of the consulting agreements, each will serve on an advisory committee to assist in developing global strategy and a plan for the Marithe and Francois Girbaud brand and will attend regular meetings of the committee. If the committee is not established or is disbanded, each will be required to meet in Europe with representatives of Latitude from time to time. As compensation, each receives an annual consulting fee of $100,000, except for the year 2002, for which the consulting fee is $66,000.

PROPOSAL 3: APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 1997 OMNIBUS STOCK PLAN

        The Board of Directors proposes that the stockholders of the Company approve the adoption of the Company's amended and restated 1997 Omnibus Stock Plan (the "Plan"). The following is a fair and complete summary of the Plan as proposed; it is qualified in its entirety by reference to the full text of the Plan, which appears as Exhibit G to this Proxy Statement.

        The Plan, as initially adopted by the Board of Directors and approved by the stockholders, became effective May 15, 1997. The Plan was amended and restated on April 26, 1999 increasing the number of shares reserved for issuance to 1,100,000. Of the 1,1000,000 shares reserved for issuance under the Plan, awards with respect to approximately 1,091,250 shares are currently outstanding. Consequently, only approximately 8,750 shares remain available for grant at this time. The proposed amendment and restatement of the Plan increases, to an aggregate of 1,600,000 shares, the number of shares reserved for issuance pursuant to awards under the Plan, making 500,000 additional shares available for grant. This increase in the number of shares reserved for issuance under the Plan is the only change made to the Plan since it was last approved by the stockholders of the Company. The Board of Directors believes that approval of this increase is essential to the Company's ability to continue to attract, retain and reward personnel key to the Company growth and financial success.

General

        Purpose.    The purpose of the Plan is to promote the long-term growth and profitability of the Company by providing key people with incentives to improve stockholder value and contribute to the growth and financial success of the Company, and by enabling the Company to attract, retain and reward the best-available persons.

        Shares Available Under The Plan.    The number of shares of Common Stock that may be issued with respect to awards granted under the Plan and the maximum number of shares of Common Stock subject to awards of any combination that may be granted during any fiscal year of the Company to any individual, currently 500,000 shares per individual, are subject to adjustment to reflect any stock dividends, spin-offs, split-ups, recapitalizations, mergers, consolidations, business combinations or exchanges of shares and the like. If any award, or portion of an award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any award (whether or not such surrendered shares were acquired pursuant to any award), the shares subject to such award and the surrendered shares shall thereafter be available for further awards under the Plan. As of                        , 2002, the fair market value of a share of the Company's Common Stock, determined by the last reported sale price per share of Common Stock on such date as quoted in the OTC Bulletin Board, was $            .

        Administration.    The Plan is administered by the Compensation Committee of the Board of Directors (hereinafter referred to as the "Administrator"). The Administrator has full power and authority to take all actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which awards are granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each award; (iv) impose such terms, limitations, restrictions and conditions upon any such award as the Administrator deems appropriate; (v) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (provided however, that, except as noted below, any modification that would materially adversely affect any outstanding award may not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an award following termination of any grantee's employment or consulting relationship; and (vii) establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period.

        In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the Plan and to the number, kind and price of shares covered by outstanding awards, and shall, in its discretion and without the consent of holders of awards, make any other adjustments in outstanding awards, including but not limited to reducing the number of shares subject to awards or providing or mandating alternative settlement methods such as settlement of the awards in cash or in shares of Common Stock or other securities of the Company or of any other entity, or in any other matters which relate to awards as the Administrator, in its sole discretion, determines to be necessary or appropriate.

        Without the consent of holders of awards, the Administrator in its discretion is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        Participation.    Participation in the Plan is open to all employees, officers, directors and consultants of the Company or any of its affiliates, as may be selected by the Administrator from time to time. As of            , 2002, the Company's four non-employee directors, and approximately [125] employees and consultants were eligible to participate in the Plan.

Type Of Awards

        The Plan allows stock options, stock appreciation rights, stock awards, phantom stock awards and performance awards to be granted. These awards may be granted separately or in tandem with other awards. The Administrator determines the prices, expiration dates and other material conditions of all such awards. The Company or its affiliate may make or guarantee loans to assist grantees in exercising awards and satisfying any withholding tax obligations arising from awards.

        Stock Options.    The Plan allows the Administrator to grant either awards of incentive stock options as that term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options; provided, however, that awards of incentive stock options shall be limited to employees of the Company or of any subsidiary of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to fair market value on the date of grant, but nonqualified stock options may be granted with an exercise price less than fair market value. The option exercise price may be paid in cash, by a broker- assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System, or by any other means the Administrator approves.

        To date, all options granted under the Plan are nonqualified stock options, each having an exercise price equal to the fair market value of the underlying shares when granted. The employment agreement of Mr. Wielepski provides that he will be granted nonqualified stock options for the purchase of 10,000 shares of the Company's Common Stock at the fair market value of such shares on the date granted. The employment agreements of Messrs. Arnot and Gladstone each provide that nonqualified stock options for the purchase of 50,000 shares each will be granted to them, with an exercise price equal to the fair market value of the shares on the date granted, if the Company has Net Income of $3.0 million in any fiscal year and, in Mr. Gladstone's case, the Company also has Net Sales of Girbaud Women's Products of at least $30.0 million. If this proposal to increase the shares available under the Plan is approved by the stockholders, then the grants to Messrs. Wielepski, Arnot and Gladstone will be made under the Plan.

        Stock Appreciation Rights.    The Plan allows the Administrator to grant awards of stock appreciation rights ("SAR"). An SAR entitles the holder to receive a payment in cash, in shares of Common Stock, or in a combination of both, having an aggregate value equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the base price per share specified in the grant agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised.

        Stock And Phantom Stock Awards.    The Plan allows the Administrator to grant restricted or unrestricted stock awards, or awards denominated in stock- equivalent units ("phantom stock") to eligible participants with or without payment of consideration by the grantee. Stock awards and phantom stock awards may be paid in cash, in shares of Common Stock, or in a combination of both.

        Performance Awards.    The proposed Plan allows the Administrator to grant performance awards which become payable in cash, in shares of Common Stock, or in a combination of both, on account of attainment of one or more performance goals established by the Administrator. Performance goals established by the Administrator may be based on the Company's or an affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an affiliate as a whole, over such performance period as the Administrator may designate.

Amendment And Termination

        The Board of Directors of the Company may terminate, amend or modify the Plan or any portion thereof at any time.

Awards Under The Plan

        Because participation and the types of awards granted under the Plan are subject to the discretion of the Administrator, the benefits or amounts that will be received by any participant or groups of participants if the Plan is approved are not currently determinable except as provided in the table below. The following table provides information regarding awards granted under the Plan that are contingent upon the stockholders approving the proposed Amended and Restated 1997 Omnibus Stock Plan:

Name	Value(1)	Number of Shares of Common Stock Under Contingent Awards
Robert J. Arnot(2)	—	50,000
Daniel J. Gladstone(2)	—	50,000
Eugene C. Wielepski(3)	—	10,000

(1)
The value of each award is zero because the exercise price of the award will be equal to the fair market value of a share of Common Stock on the date of the grant (determined by the last reported sale price per share of Common Stock on such date as reported on the OTC Bulletin Board)

(2)
These awards were also contingent upon the Company achieving certain financial milestones, as provided in the individual's executive employment agreement.

(3)
Mr. Wielepski's executive employment agreement requires the Company to grant him at least 10,000 options to purchase common stock by July 31, 2002.

Federal Income Tax Consequences

        The following is a general summary of the current federal income tax treatment of stock options, which are authorized to be granted under the Plan, based upon the current provisions of the Code and regulations promulgated thereunder.

        Incentive Stock Options.    Incentive stock options under the Plan are intended to meet the requirements of Code Section 422. No tax consequences result from the grant of an incentive stock option. If an option holder acquires stock upon the exercise, no income will be recognized by the option holder for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder) and the Company will be allowed no deduction as a result of such exercise, provided that the following conditions are met: (a) at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the option holder is an employee of the Company or of a subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the stock is transferred to the option holder. The three-month period is extended to one year in the event of disability and is waived in the event of death of the employee. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for the stock ordinarily will be treated as capital gain, and any loss will be treated as capital loss, in the year of the sale.

        If the option holder fails to comply with the employment requirement discussed above, the tax consequences will be the same as for a nonqualified option, discussed below. If the option holder fails to comply with the holding period requirements discussed above, the option holder will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date the option was exercised over the exercise price or (ii) the excess of the amount realized upon such disposition over the adjusted tax basis of the stock. Any additional gain ordinarily will be recognized by the option holder as capital gain, either long-term or short-term, depending on the holding period of the shares. If the option holder is treated as having received ordinary income because of his or her failure to comply with either condition above, an equivalent deduction will be allowed to the Company in the same year.

        Nonqualified Stock Options.    No tax consequences result from the grant of a nonqualified stock option. An option holder who exercises a nonqualified stock option with cash generally will realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the same amount in the fiscal year in which the exercise occurred. The option holder's basis in such shares will be the fair market value on the date income is realized, and when the holder disposes of the shares he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

        Disallowance Of Deductions.    The Code disallows deductions for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation's chief executive officer and its four other most highly compensated officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors, the material terms under which the compensation is to be paid are disclosed to the stockholders and approved by a majority vote, and the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. Under this exception, the deduction limitation does not apply with respect to compensation otherwise deductible on account of stock options and stock appreciation rights granted at fair market value under a plan which limits the number of shares that may be issued to any individual and which is approved by the corporation's stockholders.

        The Board of Directors unanimously recommends that the stockholders vote FOR approval of the Company's amended and restated 1997 omnibus stock plan.

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS OF
THE COMPANY

        The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending December 31, 2002. BDO Seidman, LLP has served as the Company's independent auditors since 1985. Although not legally required to do so, the Board is submitting the selection of BDO Seidman, LLP for ratification by the Company's stockholders at the Meeting.

        A representative of BDO Seidman, LLP will be present at the Meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions from stockholders.

Fees

        The Board of Directors engaged the independent certified public accounting firm of BDO Seidman, LLP to audit the financial statements of the Company for year ended December 31, 2001. Representatives of BDO Seidman, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

        During the year ended December 31, 2001, BDO Seidman, LLP provided various audit, audit related and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

  (a)
  Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2001 annual financial statements and limited review of financial statements included in the Company's Quarterly Reports on Form 10-Q: $398,168

  (b)
  Financial Information Systems Design and Implementation Fees: None.

  (c)
  All other fees:

  (i)
  Aggregate fees billed for professional services rendered during fiscal 2001 related to the audit of an employee benefit plan and consultation on accounting matters: $61,613.

  (ii)
  Aggregate fees billed for professional services rendered related to tax services and other matters: $22,854.

        The audit committee of the Company's Board of Directors has determined that the provision of services covered by item (c) above is compatible with maintaining the independence of BDO Seidman, LLP.

        The Board of Directors recommends that stockholders vote FOR ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

AUDIT COMMITTEE

        The Audit Committee of the Board is responsible for, among other things, considering the appointment of the independent auditors for the Company, reviewing with the auditors the plan and scope of the audit and the audit fees, monitoring the adequacy of reporting and internal controls, and meeting periodically with the independent auditors. All the members of the Audit Committee are independent. The Board has adopted a written Charter of the Audit Committee.

REPORT OF AUDIT COMMITTEE

To the Board of Directors of I.C. Isaacs & Company, Inc:

        We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001.

        We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence and considered the compatibility of non-audit services with the auditors independence. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

Dated April 30, 2002
Ronald S. Schmidt, Chairman
Neal J. Fox
Anthony Marterie

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own 10% or more of the Company's Common Stock (the "Reporting Persons"), to file reports regarding their Company Common Stock ownership and changes in ownership with the SEC. Based solely on a review of the copies of such forms furnished to the Company and written representations from certain of the Reporting Persons, the Company believes that, except as specifically set forth below, during 2000 and through the date hereof, the Reporting Persons complied with all Section 16(a) reporting requirements applicable to them:

  Messrs. Ahrenberg and Bachellerie each filed a Form 3 reporting their initial beneficial ownership of Common Stock of the Company several days late. At the time of the required filing, nether Mr. Ahrenberg nor Mr. Bachellerie owned any shares of Common Stock of the Company.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

        In order to have been considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, stockholder proposals must have been submitted within a reasonable time before the Company printed and mailed this proxy statement. Any proposal that is not received at the Company's principal executive offices within such reasonable time will be considered untimely and may be excluded from the proxy statement and form of proxy.

        Stockholder proposals to be presented at the 2002 Annual Meeting of Stockholders, but which will not be included in the proxy statement and form of proxy relating to such meeting, must be received by the Secretary at the Company's principal executive offices no later than the close of business on the tenth day following the day on which notice of the date of the 2002 Annual Meeting was mailed or public disclosure of the date of the 2002 Annual Meeting is made, whichever is first. Any such proposal received after such time will be considered untimely, may be excluded from consideration at the 2002 Annual Meeting and, if brought before the meeting, the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to any such proposal.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

        The deadline for submission of stockholder proposals for inclusion in the proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders is                         . Any such proposal that is received at the Company's principal executive offices after such date will be considered untimely and may be excluded from the proxy statement and form of proxy.

        Stockholder proposals to be presented at the 2003 Annual Meeting of Stockholders, but which will not be included in the proxy statement and form of proxy relating to such meeting, must be received by the Secretary at the Company's principal executive offices between                        and                         . Any such proposal received before                        or after                        will be considered untimely, may be excluded from consideration at the 2003 Annual Meeting and, if brought before the meeting, the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to any such proposal.

OTHER MATTERS

        The Board of Directors of the Company does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Meeting. If any other matters are properly brought before the Meeting, the persons named in the accompanying proxies will vote the shares represented by such proxies on such matters as instructed by the Board of Directors of the Company, who have instructed the proxies to vote in accordance with the proxies' own best judgment in the absence of express instruction from the Board.

                      By Order of the Board of Directors

                      Robert J. Arnot
                      Chairman of the Board, Chief Executive
                      Officer and President

                      Eugene C. Wielepski
                      Vice President—Finance,
                      Chief Financial Officer and
                      Corporate Secretary

Baltimore, Maryland
                        , 2002

EXHIBIT A

FRAMEWORK AGREEMENT

        This Framework Agreement (this "Agreement") is made as of the 14th day of May, 2002 (the "Effective Date"), between I.C. ISAACS & COMPANY, INC., a Delaware corporation (the "Corporation"), I.C. ISAACS & COMPANY L.P., a Delaware limited partnership ("Isaacs"), Textile Investment International S.A., a Luxembourg corporation ("Textile Investment"), Latitude Licensing Corp., a Delaware corporation ("Latitude Licensing"), and Würzburg Holding S.A., a Luxembourg corporation, also known in abbreviation as Würzburg S.A. ("Würzburg") (Textile Investment, Latitude Licensing and Würzburg are each referred to herein individually as a "Girbaud Entity" and collectively as the "Girbaud Entities").

        In consideration of the premises and the mutual promises herein contained, the sufficiency and adequacy of which are acknowledged and agreed to be fair and adequate, the parties intending to be legally bound agree as follows:

ARTICLE I
CONSTRUCTION AND DEFINED TERMS

        SECTION 1.01    Articles and Sections.    The Article and Section headings and captions in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement. The references in this Agreement to Articles and Sections shall be read as Articles or Sections of this Agreement unless otherwise specifically provided.

        SECTION 1.02.    Defined Terms.    Unless otherwise expressly stated in this Agreement, capitalized terms used in this Agreement shall have the following meanings:

        "Ambra" As defined in Section 2.02.

        "Ambra/Textile Purchase Agreement" As defined in Section 2.02.

        "Amendment to Men's License Agreement" As defined in Section 2.01.

        "Amendment to Women's License Agreement" As defined in Section 2.01.

        "Certificate of Designation" As defined in Section 2.01.

        "Class II Director" means one of the Directors elected at the 2002 Annual Meeting of Stockholders to serve until the 2005 Annual Meeting of Stockholders.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Common Stock" As defined in Section 2.01.

        "Company Director" means any Company Director (as defined in the form of Stockholders' Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

        "Company-Nominated Independent Director" means any Company-Nominated Independent Director (as defined in the form of Stockholders' Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

        "Congress Financial" Congress Financial Corporation, a Delaware corporation, and its successors and assigns.

        "Congress Financial Credit Documents" means collectively, the Accounts Financing Agreement [Security Agreement] and Covenant Supplement to Accounts Financing Agreement [Security Agreement] dated June 16, 1992, by and between Congress Financial and Isaacs, and all agreements, documents, and instruments at any time executed and/or delivered by Isaacs or any other Person to, with, or in favor of, Congress Financial in connection therewith or related thereto, as all of the foregoing may be amended, modified, supplemented, extended, renewed, restated, or replaced from time to time.

        "Corporation Registered Agent" As defined in Section 10.07.

        "D & O Questionnaire" means any directors and officers questionnaire for the Corporation prepared by the Corporation's counsel.

        "Directors" means the members of the Board of Directors of the Corporation.

        "Exchange Act" As defined in Section 3.05.

        "First Consulting Fee Payment" As defined in Section 3.03.

        "Girbaud License Agreements" means the Trademark License and Technical Assistance Agreement dated January 15, 1998 and the Trademark License and Technical Assistance Agreement For Women's Collections dated March 4, 1998, both by and between Latitude Licensing and Isaacs and both as amended.

        "Isaacs Registered Agent" As defined in Section 10.07.

        "Latitude Registered Agent" As defined in Section 10.07.

        "New York Court" As defined in Section 10.06.

        "New York Courts" As defined in Section 10.06.

        "Original Note" means the Subordinated Secured Promissory Note dated as of March 15, 2001 in the original principal amount of Seven Million Two Hundred Thousand Dollars ($7,200,000) made by Isaacs payable to the order of Ambra.

        "Person" means any natural person, corporation, limited liability company, partnership, joint venture, entity, association, joint-stock company, trust or unincorporated organization and any governmental authority.

        "Process Agent" As defined in Section 10.07.

        "Proxy Statement" means the Corporation's Proxy Statement for the 2002 Annual Meeting of Stockholders.

        "Replacement Note" means the Amended and Restated Subordinated Secured Promissory Note dated as of May            , 2002 with a principal amount of Six Million Five Hundred Fifty-seven Thousand Nine Hundred Eight and 53/100 Dollars ($6,557,908.53) in the form attached hereto as Exhibit A.

        "Satisfactory Nominees" As defined in the form of Stockholders' Agreement attached hereto as Exhibit D.

        "Securities Act" As defined in Section 3.05.

        "Stock" As defined in the form of Stockholders' Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

        "Stockholder Director" means any Stockholder Director (as defined in the form of Stockholders' Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

        "Stockholder-Nominated Independent Director" means any Stockholder-Nominated Independent Director (as defined in the form of Stockholders' Agreement attached hereto as Exhibit D, which definition is incorporated herein by reference).

        "Stockholders" means Textile Investment and Würzburg.

        "Stockholders' Agreement" As defined in Section 2.01.

        "Termination Date" As defined in Section 9.01.

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        "Textile Consent Letter Agreement" means the consent letter agreement made as of May 3, 2002 by and among the Corporation, Isaacs, Textile Investment and Würzburg.

        "382 Affiliate" As defined in Section 3.07.

        "Transaction Documents" means collectively, the Amendment to Men's License Agreement, the Amendment to Women's License Agreement, the Stockholders' Agreement, the Certificate of Designation and the Warrants.

        "2002 Annual Meeting of Stockholders" means the 2002 annual meeting of stockholders of the Corporation and any adjournments or postponements thereof.

        "Voting Agreement" means the Voting Agreement by and among Textile Investment, Würzburg, Robert J. Arnot, Jon Hechler, Ronald S. Schmidt, Eugene C. Wielepski, and Thomas Ormandy dated as of the date hereof.

        "Warrants" As defined in Section 2.01.

ARTICLE II
TRANSACTION DOCUMENTS

        SECTION 2.01    Execution and Delivery of Transaction Documents.    Within fifteen (15) days after the satisfaction of all the conditions set forth in Sections 2.02 and 2.03 hereof, the Corporation, Isaacs and each of the Girbaud Entities shall execute and deliver, or to cause to be executed and delivered and, if necessary for the effectiveness thereof, to be filed with the appropriate governmental authorities, the following documents:

          (a)  Amendment No. 4 to Trademark License and Technical Assistance Agreement in the form of Exhibit B attached hereto (the "Amendment to Men's License Agreement");

          (b)  Amendment No. 6 to Trademark License and Technical Assistance Agreement for Women's Collections in the form of Exhibit C attached hereto (the "Amendment to Women's License Agreement");

          (c)  I.C. Isaacs & Company, Inc. Stockholders' Agreement in the form of Exhibit D attached hereto (the "Stockholders' Agreement");

          (d)  Second Certificate of Amendment to Certificate of Designation, Number, Voting Powers, Preferences and Rights of the Series of the Preferred Stock of I.C. Isaacs & Company, Inc. Designated as Series A Convertible Preferred Stock in the form of Exhibit E attached hereto (the "Certificate of Designation"); and

          (e)  I.C. Isaacs & Company, Inc. Common Stock Purchase Warrant No. 1 for 300,000 shares of common stock, par value $0.0001 per share, of the Corporation and I.C. Isaacs & Company, Inc. Common Stock Purchase Warrant No. 2 for 200,000 shares of common stock, par value $0.0001 per share, of the Corporation (the "Common Stock") in the forms of Exhibit F-1 and Exhibit F-2 attached hereto (collectively, the "Warrants").

        SECTION 2.02.    Conditions Precedent to Obligation of the Corporation and Isaacs to Execute the Transaction Documents.    The obligation of the Corporation and Isaacs to execute and deliver the Transaction Documents, or to cause the Transaction Documents to be executed and delivered, and, if necessary for the effectiveness thereof, to be filed with the appropriate governmental authorities, shall be subject to the satisfaction of each of the following conditions:

          (a)  the transactions contemplated by that certain Asset Purchase Agreement dated May 6, 2002 by and between Ambra Inc. ("Ambra"), Hugo Boss AG, Textile Investment and Frontline Clothing Limited (the "Ambra/Textile Purchase Agreement") have been consummated and any and

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  all documents, instruments and agreements contemplated by the Ambra/Textile Purchase Agreement have been executed and delivered to Ambra, the Girbaud Entities or such other Person as shall be specified in or required by the terms of the Ambra/Textile Purchase Agreement, and the Corporation shall have received a fully executed copy of the Ambra/Textile Purchase Agreement and any such documents, instruments and agreements contemplated thereby or relating thereto;

          (b)  Congress Financial shall have consented in writing to the transactions contemplated by the Ambra/Textile Purchase Agreement and the Corporation shall have received a complete copy of such written consent;

          (c)  Textile Investment shall have delivered to Isaacs the Original Note, which shall have been indorsed to Textile Investment by Ambra and marked "cancelled," in exchange for the Replacement Note;

          (d)  each of Textile Investment and Würzburg shall have fulfilled their obligations under the Textile Consent Letter Agreement (provided that Textile Investment and Würzburg shall have until May 13, 2002 to satisfy the obligations required under the terms of the Textile Consent Letter Agreement to have been satisfied on or before May 10, 2002);

          (e)  the Corporation shall have received,

            (i)    all consents or approvals of Congress Financial with respect to the Transaction Documents which are required under any of the Congress Financial Credit Documents;

            (ii)  an opinion letter or opinion letters from legal counsel to each of the Girbaud Entities, in form and substance satisfactory to the Corporation and Isaacs, which include, without limitation, opinions to the effect that (A) each Girbaud Entity has the power and authority to enter into each of the Transaction Documents to which it is a party, (B) the Transaction Documents to which each Girbaud Entity is a party are the legal and binding obligations of such Girbaud Entity, enforceable against such Girbaud Entity in accordance with the terms thereof, including without limitation the provisions of the Transaction Documents relating to choice of law, jurisdiction and arbitration, and (C) an arbitral award or judgment obtained against any of the Girbaud Entities would be enforced against such Girbaud Entity in the courts of the jurisdiction of its formation; and

          (f)    the stockholders of the Corporation shall have approved the Transaction Documents by the vote of a majority of the shares present in person or by proxy and entitled to vote at the 2002 Annual Meeting of Stockholders.

        SECTION 2.03.    Conditions Precedent to Obligation of the Girbaud Entities to Execute the Transaction Documents.    The obligation of the Girbaud Entities to execute and deliver the Transaction Documents, or to cause the Transaction Documents to be executed and delivered, shall be subject to the satisfaction of each of the following conditions:

          (a)  the stockholders of the Corporation shall have approved the Transaction Documents by the vote of a majority of the shares present in person or by proxy and entitled to vote at the 2002 Annual Meeting of Stockholders; and

          (b)  the Girbaud Entities shall have received,

            (i)    an opinion letter or opinion letters from legal counsel to each of the Corporation and Isaacs, in form and substance satisfactory to the Girbaud Entities, which include, without limitation, opinions to the effect that (A) each of the Corporation and Isaacs has the power and authority to enter into each of the Transaction Documents to which it is a party, (B) the Transaction Documents to which each of the Corporation and Isaacs is a party are the legal

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    and binding obligations of the Corporation and Isaacs, respectively, enforceable against the Corporation and Isaacs, respectively, in accordance with the terms thereof, including without limitation the provisions of the Transaction Documents relating to choice of law, jurisdiction and arbitration, and (C) an arbitral award or judgment obtained against either the Corporation or Isaacs would be enforceable against the Corporation or Isaacs, respectively.

ARTICLE III
ADDITIONAL COVENANTS

        SECTION 3.01.    Directors.    (a)  General. As of the date hereof, the Board of Directors of the Corporation has nine (9) seats, comprised as follows:

Name
Class I
Robert J. Arnot
Eugene C. Wielepski
Vacancy
Class II
Danny Gladstone
Jon Hechler
Thomas Ormandy
Class III
Neal J. Fox
Ronald S. Schmidt
Vacancy

The Stockholders' Agreement provides that at all times during the term of such agreement, the Corporation and the Stockholders shall use their best efforts to cause the composition of the Board of Directors to reflect the following proportionate representation of Stockholder Directors, Company Directors, and Independent Directors:

  Three (3) Stockholder Directors
  Two (2) Company Directors
  Four (4) Independent Directors

The Stockholders' Agreement further provides that two (2) of the Independent Directors shall be Stockholder-Nominated Independent Directors and two (2) of the Independent Directors shall be Company-Nominated Independent Directors.

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The Corporation and the Stockholders anticipate that immediately following the 2002 Annual Meeting of Stockholders, the Board of Directors shall have nine (9) members, comprised as follows:

Name	Category
Class I
Robert J. Arnot	Company Director
Staffan Ahrenberg	Stockholder Director
To Be Designated by the Stockholders	Stockholder Director or Stockholder-Nominated Independent Director
Class II
Danny Gladstone	Company Director
John Hechler	Company-Nominated Independent Director
To Be Designated by the Stockholders	Stockholder Director or Stockholder-Nominated Independent Director
Class III
Neal J. Fox	Company-Nominated Independent Director
Olivier Bachellerie	Stockholder Director
To Be Designated by the Stockholders	Stockholder Director or Stockholder-Nominated Independent Director

To cause the membership of the Board of Directors to be as described above, the Corporation, its Board of Directors and the Stockholders shall proceed as follows:

          (b)  Incumbent Directors.    Messrs. Gladstone and Hechler are presently Directors of the Corporation, and will be named to the slate of nominees to be proposed for election at the 2002 Annual Meeting of Stockholders to continue as Class II Directors. Mr. Ormandy will not be named to the slate of nominees to be proposed for election to Class II of the Board of Directors at the 2002 Annual Meeting of Stockholders, and his term will expire at the 2002 Annual Meeting of Stockholders.

          (c)  Other Directors Continuing On.    Messrs. Arnot and Fox are presently Class I and Class III Directors of the Corporation, respectively, and will continue as Class I and Class III Directors, respectively.

          (d)  Appointment of Initial Girbaud Directors.    Within seven (7) days following satisfaction of the conditions set forth in Sections 2.02(a) and 2.02(c) hereof, the Board of Directors of the Corporation shall appoint Staffan Ahrenberg to fill an existing vacancy in Class I of the Board of Directors of the Corporation and Olivier Bachellerie to fill an existing vacancy in Class III of the Board of Directors of the Corporation; provided that Messrs. Ahrenberg and Bachellerie shall have provided the Corporation with such information as the Corporation shall reasonably request, including a completed and signed D & O Questionnaire for each of them, before the expiration of such seven (7) day period. Upon their appointment, Messrs. Ahrenberg and Bachellerie shall be deemed Stockholder Directors.

          (e)  Appointment of Additional Girbaud Directors.    Messrs. Eugene C. Wielepski and Ronald S. Schmidt have notified the Board of Directors of their respective resignations, effective as of the 2002 Annual Meeting of Stockholders, and the Board of Directors has accepted such resignations. The Corporation shall (i) propose two (2) Satisfactory Nominees to be elected at the 2002 Annual Meeting of Stockholders to fill the vacancies in Class I and Class III of the Board of Directors of the Corporation created by resignations of Eugene C. Wielepski and Ronald S. Schmidt, respectively, and (ii) name an additional third Satisfactory Nominee to the slate of nominees to be elected to Class II of the Board of Directors at the 2002 Annual Meeting of Stockholders;

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  provided in each case that Würzburg and Textile Investment shall have identified such Satisfactory Nominees and provided to the Corporation such information regarding such Satisfactory Nominees as the Corporation shall reasonably request, including a completed and signed D & O Questionnaire for each such Satisfactory Nominee, at least ten (10) days prior to the filing of the Proxy Statement.

          (f)    Best Efforts.    The Corporation and the Stockholders shall each use its or their best efforts to cause each of the Satisfactory Nominees named to the slate of nominees pursuant to subsection (e) above to be elected to the Board of Directors of the Corporation. For purposes of this Agreement, (i) the Corporation shall be considered to have used its "best efforts," as required by this subsection (f), if it (A) causes two (2) Satisfactory Nominees to be proposed to be elected at the 2002 Annual Meeting of Stockholders to fill vacancies in Class I and Class III of the Board of Directors created by the resignations of Eugene C. Wielepski and Ronald S. Schmidt, and one (1) Satisfactory Nominee to be named to the slate of nominees to be elected to Class II of the Board of Directors at the 2002 Annual Meeting of Stockholders, (B) recommends the election of all such Satisfactory Nominees, and (C) uses all reasonable efforts to cause the election of such Satisfactory Nominees, including the solicitation of proxies in favor of the election of such persons, and (ii) the Stockholders shall be considered to have used their "best efforts," as required by this subsection (f), if at the 2002 Annual Meeting of Stockholders Würzburg and Textile Investment vote the Stock and any shares of Common Stock with respect to which they have been granted a proxy in accordance with the terms of the Voting Agreement. Notwithstanding anything to the contrary contained in this Agreement, of the three (3) Satisfactory Nominees named to the slate of nominees or proposed to the stockholders of the Corporation pursuant to Section 3.01(e) above, two (2) shall be Stockholder-Nominated Independent Directors and one (1) shall be a Stockholder Director.

          (g)  Proxy Statement; Annual Meeting.    The Corporation shall cause the Proxy Statement to be filed with the U.S. Securities and Exchange Commission and mailed to each stockholder of the Corporation entitled to vote at the 2002 Annual Meeting of Stockholders or otherwise entitled to receive the Proxy Statement in accordance with all applicable laws, which Proxy Statement shall reflect the steps or proposals described in this Section 3.01.

        SECTION 3.02.    Transactions Approval.    The Corporation, Isaacs, and each of the Girbaud Entities shall use their respective best efforts to cause the transactions contemplated by this Agreement and the Transaction Documents to be approved by all necessary Persons, including, without limitation, the board of directors and/or the stockholders of the Corporation. For purposes of this Section 3.02, (i) the Corporation shall be considered to have used its "best efforts," as required by this Section 3.02, if it submits a proposal to the stockholders of the Corporation regarding the Transaction Documents and the transactions contemplated thereby and recommends that the stockholders approve such proposal, and (ii) each of the Girbaud Entities shall be considered to have used its "best efforts," as required by this Section 3.02, if at the 2002 Annual Meeting of Stockholders Würzburg and Textile Investment vote the Stock and any shares of Common Stock with respect to which they have been granted a proxy in accordance with the terms of the Voting Agreement.

        SECTION 3.03.    Payment of Installment of Consulting Fee.    On June 30, 2002, Isaacs shall pay to Würzburg the first quarterly installment payment of the annual consulting fee under the Girbaud License Agreements for the year 2002 in the amount of Sixty-two Thousand Five Hundred and 00/100 Dollars ($62,500.00) (the "First Consulting Fee Payment"). Isaacs shall pay the First Consulting Fee Payment to Würzburg regardless of whether or not the approval of the stockholders of the Corporation, as described in Section 2.02(f), has been obtained. The First Consulting Fee Payment shall be credited to Isaacs toward the annual consulting fee to be paid by Isaacs under the Girbaud License Agreements. If the transactions contemplated by the Transaction Documents are not consummated, then Würzburg shall refund the First Consulting Fee Payment to Isaacs immediately upon Isaacs demand therefor. If

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upon demand by Isaacs of a refund of the First Consulting Fee Payment Würzburg fails to refund the First Consulting Fee Payment, then Latitude Licensing shall be obligated to refund to Isaacs the First Consulting Fee Payment, or Isaacs may, at its option, set off the First Consulting Fee Payment against any fees owed by Isaacs under the Girbaud License Agreements.

        SECTION 3.04.    Exchange of Original Note.    On or before May 17, 2002, Textile Investment shall return to Isaacs the original executed Original Note indorsed by Ambra to Textile Investment and marked "cancelled" in exchange for the Replacement Note.

        SECTION 3.05.    Reporting.    The Girbaud Entities shall cooperate with the Corporation with respect to reporting under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules promulgated under the Securities Act or the Exchange Act, any state securities laws, rules or regulations, and to any other U.S. governmental authorities as may be required by law.

        SECTION 3.06.    Restrictions on Transfer.    From and after the date hereof and to and including November 14, 2004, none of (i) Textile Investment, (ii) Würzburg, or (iii) any other Person(s) the ownership of securities by which would be attributable to Textile Investment or Würzburg for purposes of applying Section 382 of the Code (a "382 Affiliate"), shall acquire or dispose of, directly or indirectly, any interest in the Corporation if such acquisition and/or disposition, together with all other acquisitions and/or dispositions of interests in the Corporation prior to or subsequent to the date hereof involving any one or more of (i) Textile Investment, (ii) Würzburg, (iii) any 382 Affiliate, and (iv) any other party (to the extent that the relevant acquisition or disposition involving such other party is actually known to any of the Girbaud Entities or is reported pursuant to the Exchange Act), would result in an "ownership change" within the meaning of Section 382 of the Code.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

        The Corporation hereby makes the following representations and warranties to each of the Girbaud Entities on and as of the Effective Date:

        SECTION 4.01.    Existence.    The Corporation is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has all requisite corporate power to execute, deliver and perform this Agreement.

        SECTION 4.02.    Authorization.    The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of the Corporation and will not (a) violate any applicable law or the Corporation's organizational documents or (b) breach the provisions of any contract binding on the Corporation.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF ISAACS

        Isaacs hereby makes the following representations and warranties to each of the Girbaud Entities on and as of the Effective Date:

        SECTION 5.01.    Existence.    Isaacs is a limited partnership duly organized and validly existing under the laws of the State of Delaware and has all requisite power to execute, deliver and perform this Agreement.

        SECTION 5.02.    Authorization.    The execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of Isaacs and will not (a) violate any applicable law or Isaacs' organizational documents or (b) breach the provisions of any contract binding on Isaacs.

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ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF TEXTILE INVESTMENT

        Textile Investment hereby makes the following representations and warranties to (and, in the case of Section 6.04, agrees with) the Corporation and Isaacs on and as of the Effective Date:

        SECTION 6.01.    Existence.    Textile Investment is a corporation duly organized and validly existing under the laws of the country of Luxembourg and has all requisite power to execute, deliver and perform this Agreement.

        SECTION 6.02.    Authorization.    The execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of Textile Investment and will not (a) violate any applicable law or Textile Investment's organizational documents or (b) breach the provisions of any contract binding on Textile Investment.

        SECTION 6.03.    Investor Representations.    Textile Investment is wholly owned by Würzburg.

        SECTION 6.04.    Original Note.    Textile Investment acknowledges that Isaacs has not defaulted on any of its payment obligations under the Original Note or the Replacement Note. Textile Investment agrees that on the date hereof the outstanding unpaid principal balance of the Original Note is Six Million Five Hundred Fifty-seven Thousand Nine Hundred Eight and 53/100 Dollars ($6,557,908.53) and that all of the accrued interest on the Original Note has been paid in full through March 31, 2002.

        SECTION 6.05.    Ambra/Textile Purchase Agreement.    The Ambra/Textile Purchase Agreement has been duly executed and delivered by all parties thereto, and the transactions contemplated by the Ambra/Textile Purchase Agreement have been consummated.

ARTICLE VII
REPRESENTATIONS AND WARRANTIES OF LATITUDE LICENSING

        Latitude Licensing hereby makes the following representations and warranties to the Corporation and Isaacs on and as of the Effective Date:

        SECTION 7.01.    Existence.    Latitude Licensing is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power to execute, deliver and perform this Agreement.

        SECTION 7.02.    Authorization.    The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of Latitude Licensing and will not (a) violate any applicable law or Latitude Licensing's organizational documents or (b) breach the provisions of any contract binding on Latitude Licensing.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES OF WÜRZBURG

        Würzburg hereby makes the following representations and warranties to the Corporation and Isaacs on and as of the Effective Date:

        SECTION 8.01.    Existence.    Würzburg is a corporation duly organized and validly existing under the laws of the country of Luxembourg and has all requisite corporate power to execute, deliver and perform this Agreement.

        SECTION 8.02.    Authorization.    The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of Würzburg and will not (a) violate any applicable law or Würzburg's organizational documents or (b) breach the provisions of any contract binding on Würzburg.

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        SECTION 8.03.    Investor Representations.    The ultimate beneficial owners of Würzburg are Francois Girbaud, who beneficially owns a fifty percent (50%) ownership interest, and Marité Bachellerie, who beneficially owns a fifty percent (50%) ownership interest.

ARTICLE IX
TERMINATION; EVENTS OF DEFAULT AND REMEDIES

        SECTION 9.01.    Termination.    (a) This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

            (i)    at any time by the mutual agreement of the Corporation, Isaacs and the Girbaud Entities; or

            (ii)  by either the Corporation or Isaacs upon the occurrence of an Event of Default by any of the Girbaud Entities (so long as neither the Corporation nor Isaacs is then in material breach of any of its covenants, agreements or other obligations contained in this Agreement); or

            (iii)  by any of the Girbaud Entities upon the occurrence of an Event of Default by either the Corporation or Isaacs (so long as no Girbaud Entity is then in material breach of any of its covenants, agreements or other obligations contained in this Agreement); or

            (iv)  by either the Corporation or the Girbaud Entities upon written notice to the other given not earlier than ten (10) days following the 2002 Annual Meeting of Stockholders (the "Termination Date"), if any of the conditions to its obligations set forth in Sections 2.02 or 2.03, as applicable, are not satisfied on or before the Termination Date for any reason other than a material breach or default by the terminating party of its respective covenants, agreements or other obligations under this Agreement.

          (b)  This Agreement shall terminate upon the execution and delivery of each of the Transaction Documents as contemplated hereby.

        SECTION 9.02    Effect of Termination.    If this Agreement is terminated pursuant to Section 9.01, all obligations of the parties under this Agreement will terminate except for the obligations set forth in Sections 3.04, 3.05 and 3.06 and Article X hereof.

        SECTION 9.03    Events of Default.    The occurrence of any of the following events shall be deemed an "Event of Default" under this Agreement:

          (a)  any party hereto shall materially breach any of its covenants, agreements or other obligations (other than representations and warranties) under this Agreement, and such breach remains uncured for a period of ten (10) days after such breaching party's receipt of written notice of any such breach; or

          (b)  any representation or warranty in this Agreement made by any party hereto shall prove to be false or is breached in any material respect.

        SECTION 9.04    Remedies upon Event of Default.    Upon the occurrence of an Event of Default the parties shall have the following rights and remedies:

          (a)  if an Event of Default by either the Corporation or Isaacs has occurred, the Girbaud Entities shall have the right to

            (i)    terminate this Agreement pursuant to Section 9.01(a)(iii); and/or

            (ii)  file suit against the Corporation or Isaacs for damages; and/or

            (iii)  seek specific performance of this Agreement; and

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          (b)  if an Event of Default by any of the Girbaud Entities has occurred, the Corporation or Isaacs shall have the right to

          (i)    terminate this Agreement pursuant to Section 9.01(a)(ii); and/or

          (ii)  file suit against any of the Girbaud Entities for damages; and/or

          (iii)  seek specific performance of this Agreement.

ARTICLE X
MISCELLANEOUS

        SECTION 10.01.    Congress Financial Consent.    The parties hereto agree that if the consent of Congress Financial to the transactions contemplated by the Transaction Documents is not obtained from Congress Financial, such failure to obtain such consent shall not be an Event of Default by any party to this Agreement.

        SECTION 10.02.    Stockholders' Consent.    The parties hereto agree that if the stockholders of the Corporation do not elect one or more of the Satisfactory Nominees and/or approve any of the matters to be submitted to such stockholders hereunder, such failure to elect such Satisfactory Nominee(s) or obtain such approval shall not be an Event of Default by any party to this Agreement.

        SECTION 10.03.    Notices.    Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by telecopy, or by hand delivery, or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the telecopy or hand delivery, or one (1) business day after delivery to an overnight delivery service (marked for next business day delivery), or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. Notwithstanding the aforesaid procedures, any notice or demand upon any party, in fact received by such party, shall be sufficient notice or demand. Each undersigned Girbaud Entity (other than Latitude Licensing) hereby appoints Latitude Licensing as its agent for purposes of receiving notices under this Agreement, so that notices given to Latitude Licensing shall be fully effective notice to Latitude Licensing and to each such other undersigned Girbaud Entity (other than Latitude Licensing).

If to the Corporation or Isaacs:	I.C. Isaacs & Company, Inc. 350 Fifth Avenue, Suite 1029 New York, New York 10118 Attn: Mr. Robert J. Arnot, President and CEO Telecopy No.: 212-695-7579
with copy to:	I.C. Isaacs & Company L.P. 3840 Bank Street Baltimore, Maryland 21224 Attn: Mr. Eugene C. Wielepski Telecopy No.: 410-563-1512

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and copy to:	Piper Rudnick LLP 6225 Smith Avenue Baltimore, Maryland 21209-3600 Attn: Robert J. Mathias, Esquire Telecopy No.: 410-580-3001
If to Textile Investment:	Textile Investment International S.A. 41 avenue de la Gare Luxembourg L-1611 Luxembourg Attn: René Faltz, Managing Director Telecopy No.: 011 352 26 48 47 47
with copy to:	Hall Dickler Kent Goldstein & Wood, LLP 909 Third Avenue New York, New York 10022-4731 Attn: Steven D. Dreyer, Esquire Telecopy No.: 212-935-3121
If to Latitude Licensing:	Latitude Licensing Corp. 22 Carpenter Plaza, Suite 217 Wilmington, Delaware 19810
with copy to:	Martin & Associates LLC 325 E. 58th Street, Suite 1 New York, New York 10022 Attn: Francois Martin, Esquire Telecopy No.: 212-754-3397
If to Würzburg:	Würzburg Holding S.A. 41 avenue de la Gare Luxembourg L-1611 Luxembourg Attn: René Faltz Telecopy No.: 0 11 352 26 48 47 47
with copy to:	Hall Dickler Kent Goldstein & Wood, LLP 909 Third Avenue New York, New York 10022-4731 Attn: Steven D. Dreyer, Esquire Telecopy No.: 212-935-3121

        SECTION 10.04.    Amendments, Waivers and Consents; Successors and Assigns.    Neither this Agreement nor any of the terms hereof may be amended, changed, waived or discharged, nor shall any consent be given, unless such amendment, change, waiver, discharge or consent is in writing and signed by the parties hereto. This Agreement shall inure to the benefit of and be binding upon each party hereto and each party's successors and assigns. This Agreement may not be assigned by any party hereto without prior written consent of each of the other parties hereto.

        SECTION 10.05.    Governing Law.    The validity, construction, operation and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of law thereunder.

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        SECTION 10.06.    JURISDICTION; VENUE.

          (a)  Each party to this Agreement hereby irrevocably consents to the exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York and/or United States District Court for the Southern District of New York (collectively, the "New York Courts" and each a "New York Court") in connection with any and all claims based upon or arising out of this Agreement or the matters or transactions contemplated herein, and irrevocably agrees that all claims in respect of any such matters or transactions may be heard in either of such New York Courts.

          (b)  Each party to this Agreement hereby waives any objection to jurisdiction and venue of any such claim brought, or action instituted, hereunder in any New York Court and further agrees not to assert (i) any defense based on the lack of jurisdiction or venue in any New York Court, or (ii) any defense of improper venue or inconvenient forum in any New York Court.

          (c)  Each party to this Agreement hereby waives any right of jurisdiction on account of the place of such party's residence, or domicile, or on account of such party's place of incorporation, formation or organization.

          (d)  Each party to this Agreement hereby acknowledges and agrees that any forum other than a New York Court is an inconvenient forum and that a suit brought by any party against any other party in any court other than a New York Court should be transferred to a New York Court.

        SECTION 10.07.    SERVICE OF PROCESS.

          (a)  Textile Investment hereby irrevocably and unconditionally appoints Steven D. Dreyer, Esquire of Hall Dickler Kent Goldstein & Wood, LLP, currently located at 909 Third Avenue, New York, New York 10022-4731 (the "Process Agent") as its agent to receive on behalf of Textile Investment service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 10.06 of this Agreement in any New York Court and agrees promptly to appoint a successor Process Agent in the City of New York (which appointment such successor Process Agent shall accept in writing) prior to the termination for any reason of the appointment of the Process Agent (or the termination of any successor Process Agent). In any such action or proceeding in any New York Court, such service may be made on Textile Investment by delivering a copy of such process to Textile Investment in care of the Process Agent at the Process Agent's above address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Textile Investment at its address for notices in this Agreement (such service to be effective upon receipt by the Process Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)). Textile Investment hereby irrevocably and unconditionally authorizes and directs the Process Agent to accept such service on Textile Investment's behalf. As an alternative method of service, Textile Investment hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Textile Investment by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. Textile Investment agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Textile Investment represents and warrants to the other parties to this Agreement that the Process Agent has accepted its appointment as process agent for Textile Investment as herein described, and Textile Investment covenants to give the other parties to this Agreement prompt written notice of (x) any change in the name or address of the Process Agent (or any successor Process Agent) and (y) the name and address of any successor Process Agent.

13

          (b)  Würzburg hereby irrevocably and unconditionally appoints the Process Agent as its agent to receive on behalf of Würzburg service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 10.06 of this Agreement in any New York Court and agrees promptly to appoint a successor Process Agent in the City of New York (which appointment such successor Process Agent shall accept in writing) prior to the termination for any reason of the appointment of the Process Agent (or the termination of any successor Process Agent). In any such action or proceeding in any New York Court, such service may be made on Würzburg by delivering a copy of such process to Würzburg in care of the Process Agent at the Process Agent's address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Würzburg at its address for notices in this Agreement (such service to be effective upon receipt by the Process Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)). Würzburg hereby irrevocably and unconditionally authorizes and directs the Process Agent to accept such service on Würzburg's behalf. As an alternative method of service, Würzburg hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Würzburg by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. Würzburg agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Würzburg represents and warrants to the other parties to this Agreement that the Process Agent has accepted its appointment as process agent for Würzburg as herein described, and Würzburg covenants to give the other parties to this Agreement prompt written notice of (x) any change in the name or address of the Process Agent (or any successor Process Agent) and (y) the name and address of any successor Process Agent.

          (c)  Latitude hereby irrevocably and unconditionally appoints its registered agent, as specified in its charter, as amended from time to time (the "Latitude Registered Agent"), as its agent to receive on behalf of Latitude service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 10.06 of this Agreement in any New York Court. In any such action or proceeding in any New York Court, such service may be made on Latitude by delivering a copy of such process to Latitude in care of the Latitude Registered Agent at the Latitude Registered Agent's address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Latitude at its address for notices in this Agreement (such service to be effective upon receipt by the Latitude Registered Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)). Latitude hereby irrevocably and unconditionally authorizes and directs the Latitude Registered Agent to accept such service on Latitude's behalf. As an alternative method of service, Latitude hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Latitude by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. Latitude agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Latitude represents and warrants to the other parties to this Agreement that the Latitude Registered Agent has accepted its appointment as registered agent for Latitude as herein described.

          (d)  The Corporation hereby irrevocably and unconditionally appoints its registered agent, as specified in its charter, as amended from time to time (the "Corporation Registered Agent"), as its agent to receive on behalf of the Corporation service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of

14

  Section 10.06 of this Agreement in any New York Court. In any such action or proceeding in any such New York Court, such service may be made on the Corporation by delivering a copy of such process to the Corporation in care of the Corporation Registered Agent at the Corporation Registered Agent's address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to the Corporation at its address for notices in this Agreement (such service to be effective upon receipt by the Corporation Registered Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)). The Corporation hereby irrevocably and unconditionally authorizes and directs the Corporation Registered Agent to accept such service on the Corporation's behalf. As an alternative method of service, the Corporation hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to the Corporation by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. The Corporation agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. The Corporation represents and warrants to the other parties to this Agreement that the Corporation Registered Agent has accepted its appointment as registered agent for the Corporation as herein described.

          (e)  Isaacs hereby irrevocably and unconditionally appoints its registered agent, as specified in its limited partnership agreement, as amended from time to time (the "Isaacs Registered Agent"), as its agent to receive on behalf of Isaacs service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 10.06 of this Agreement in any New York Court. In any such action or proceeding in any New York Court, such service may be made on Isaacs by delivering a copy of such process to Isaacs in care of the Isaacs Registered Agent at the Isaacs Registered Agent's address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Isaacs at its address for notices in this Agreement (such service to be effective upon receipt by the Isaacs Registered Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)). Isaacs hereby irrevocably and unconditionally authorizes and directs the Isaacs Registered Agent to accept such service on Isaacs' behalf. As an alternative method of service, Isaacs hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Isaacs by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. Isaacs agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Isaacs represents and warrants to the other parties to this Agreement that the Isaacs Registered Agent has accepted its appointment as registered agent for Isaacs as herein described.

        SECTION 10.08    WAIVER OF IMMUNITY.    Each party to this Agreement represents, warrants, and agrees that to the extent such party may have or hereafter acquire any right of sovereign or other immunity from suit, court jurisdiction, attachment in aid of execution of judgment, set-off, execution or other legal process, such party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, such right of immunity with respect to its obligations hereunder and with respect to legal proceedings to enforce the same and to enforce any judgment rendered in such proceedings.

        SECTION 10.09.    Counterparts; Facsimile.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. This Agreement may be executed and

15

transmitted by facsimile and with confirmation of transmission shall have the same binding effect as though such executed Agreement was delivered as an original.

        SECTION 10.10.    Third Party Beneficiaries.    There shall be no third-party beneficiaries of this Agreement.

        SECTION 10.11.    Entire Agreement.    The parties hereto agree that this Agreement, together with the Textile Consent Letter Agreement, is a complete and exclusive expression of all of the terms hereof.

[Remainder of page intentionally left blank]

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        IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the parties hereto executes this Agreement under seal as of the date first above written.

I.C. ISAACS & COMPANY L.P., a Delaware limited partnership
By:	I.C. Isaacs & Company, Inc., a Delaware corporation, its general partner
By:	/s/ Robert J. Arnot	(SEAL)
	Name:	Robert J. Arnot
	Title:	Chairman and Chief Executive Officer
I.C. ISAACS & COMPANY, INC., a Delaware corporation
By:	/s/ Robert J. Arnot	(SEAL)
	Name:	Robert J. Arnot
	Title:	Chairman and Chief Executive Officer
TEXTILE INVESTMENT INTERNATIONAL S.A., a Luxembourg corporation
By:	/s/ René Faltz	(SEAL)
	Name:	René Faltz
	Title:	Managing Director
By:	/s/ Tom Felgen	(SEAL)
	Name:	Tom Felgen
	Title:	Managing Director
LATITUDE LICENSING CORP., a Delaware corporation
By:	/s/ Antoine Feidt	(SEAL)
	Name:	Antoine Feidt
	Title:	President
WÜRZBURG HOLDING S.A., a Luxembourg corporation
By:	/s/ René Faltz	(SEAL)
	Name:	René Faltz
	Title:	Managing Director
By:	/s/ Tom Felgen	(SEAL)
	Name:	Tom Felgen
	Title:	Managing Director

17

EXHIBITS

        [Exhibit A to the Framework Agreement, the Form of Replacement Note, was filed as part of Exhibit 10.96 with the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2002. All other Exhibits to the Framework Agreement are attached as Exhibits to this Proxy Statement.]

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EXHIBIT B

Second Certificate of Amendment to

Certificate of Designation, Number, Voting Powers,
Preferences and Rights of the Series of the Preferred Stock of

I.C. Isaacs & Company, Inc.

Designated as Series A Convertible Preferred Stock

        I.C. Isaacs & Company, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows:

        FIRST: The name of the Corporation is I.C. Isaacs & Company, Inc.

        SECOND: The Corporation desires to amend its Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") by amending certain provisions contained in the Certificate of Designation relating to the Series A Convertible Preferred Stock of the Corporation, as filed with the Secretary of State of the State of Delaware (the "Secretary") on November 5, 1999, as amended pursuant to a Certificate of Amendment filed with the Secretary on March 30, 2001 (as so amended, the "Certificate of Designation").

        THIRD: The following resolutions were duly adopted by the Board of Directors of the Corporation on                        , 2002, in accordance with the provisions of Sections 151 and 242 of the DGCL and pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation. Pursuant to such resolutions, the Certificate of Designation is hereby amended, from and after the date of acceptance of this Certificate of Amendment by the Secretary, as follows:

          WHEREAS, under Article Fourth of the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation, the Board of Directors of the Corporation is permitted to authorize the issuance of one or more classes of its preferred stock with the designations, preferences, and relative participating, optional, or other rights and qualifications, limitations, or restrictions as may be fixed by the Board of Directors, and to amend the same; and

          WHEREAS, pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation and in the provisions of Section 151 of the General Corporation Law of the State of Delaware, (i) the Corporation duly adopted on November 1, 1999 a resolution providing for the establishment and issuance of a series of preferred stock of the Corporation, par value $0.0001 per share, which was designated "Series A Convertible Preferred Stock" (the "Preferred Stock") and which consisted of 3,300,000 shares, and had such preferences and rights as are set forth in the Certificate of Designation filed with the Secretary of State of the State of Delaware (the "Secretary") on November 5, 1999 (the "Original Certificate of Designation"), and (ii) the Corporation duly adopted on March 23, 2001 a resolution providing for an amendment to the Original Certificate of Designation to amend the preferences and rights of the Preferred Stock as set forth in the Certificate of Amendment filed with the Secretary on March 30, 2001 (as so amended, the "Certificate of Designation"); and

          WHEREAS, the directors deem it fair, advisable and in the best interests of the Corporation and its stockholders to amend the terms of the Preferred Stock as set forth in the Certificate of Designation as follows:

          RESOLVED, that Resolution Paragraphs (2) through (3) of the Certificate of Designation shall be deleted in their entirety and replaced with the following Paragraphs (2) through (3):

            (2)  Until and including December 3 1, 2006 (the "Conversion Period"), the shares of Preferred Stock shall be convertible, in whole as to all of such shares but not in part, at the option of the holders thereof, into fully paid and nonassessable shares of common stock of the Corporation, par value $0.0001 per share (the "Common Stock"), at a conversion ratio of 1:1 (the "Conversion Ratio"). The shares of Common Stock issuable upon conversion of the shares of Preferred Stock, when such shares of Common Stock shall be issued in accordance with the terms thereof, are hereby declared to be and shall be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock held by the holders thereof.

    (3)
    a.    To convert shares of Preferred Stock into shares of Common Stock pursuant to Paragraph (2) above, the holders thereof shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or to the transfer agent for the Preferred Stock or the Common Stock, together with written notice to the Corporation stating that it elects to convert the same and setting forth the name or names in which the certificate or certificates for the shares of Common Stock should be issued.

      b.    No fractional shares of Common Stock shall be issued upon conversion of shares of Preferred Stock. Any fractional shares of Common Stock resulting from conversion of the Preferred Stock shall be rounded down to the nearest whole share.

      c.    The Corporation shall, as soon as practicable after the surrender of the certificate or certificates evidencing shares of Preferred Stock for conversion at the office of the Corporation or the transfer agent for the Preferred Stock or the Common Stock, issue to each holder of such shares, or its nominee or nominees, a certificate or certificates evidencing the number of shares of Common Stock (and any other securities and property) to which it shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such date and shall, with respect to such shares, have only those rights of a holder of Common Stock of the Corporation. At the time the conversion is deemed to have occurred, the rights of the holders of the shares of Preferred Stock shall cease except for the right to receive such shares of Common Stock.

      d.    If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or combined into a smaller number of shares, or a dividend or other distribution in shares of Common Stock or other securities of the Corporation convertible into or exchangeable for shares of Common Stock shall be paid in respect of the outstanding shares Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), the Conversion Ratio in effect immediately prior to such subdivision or combination or at the record date of such dividend or distribution shall, simultaneously with the effectiveness of such subdivision or combination or immediately after the record date of such dividend or distribution, be proportionately adjusted so that the holders of shares of Preferred Stock shall have the right to convert such shares of Preferred Stock into the number of shares of Common Stock which they would have owned after the event had such shares of Preferred Stock been converted immediately before the happening of such event. Any adjustment to the Conversion Ratio under this Paragraph (3)d. shall become effective at the close of business on the date the subdivision, combination, dividend or distribution referred to herein becomes effective.

      e.    In the event of any capital reorganization, any reclassification of the Common Stock (other than a change in par value), or the consolidation or merger of the Corporation with or into another Person (collectively referred to hereinafter as a "Reorganization"),

2

      the holders of the Preferred Stock shall thereafter been titled to receive, and provision shall be made therefor in any agreement relating to a Reorganization, upon conversion of the Preferred Stock pursuant to Paragraph (2) above, the kind and number of shares of Common Stock or other securities or property (including cash) of the Corporation, or other corporation resulting from such consolidation or surviving such merger, to which a holder of the number of shares of the Common Stock of the Corporation which such holder would have owned had such shares of Preferred Stock been converted immediately before such Reorganization (based on the Conversion Ratio then in effect) would have been entitled to receive with respect to such Reorganization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Preferred Stock, to the end that the provisions set forth herein (including the specified changes and other adjustments to the Conversion Ratio) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares, other securities or property thereafter receivable upon conversion of the Preferred Stock. The provisions of this Paragraph (3)e. shall similarly apply to successive Reorganizations.

      f.    The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect a conversion of all outstanding shares of the Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation shall promptly seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. In the event of the consolidation or merger of the Corporation with another corporation where the Corporation is not the surviving corporation, effective provisions shall be made in the certificate or articles of incorporation, merger, or consolidation, or otherwise of the surviving corporation so that such corporation will at all times reserve and keep available a sufficient number of shares of common stock or other securities or property to provide for the conversion of the Preferred Stock in accordance with the provisions of Paragraph (3) hereof.

      g.    No conversion rights shall attach to the Preferred Stock after the expiration of the Conversion Period. Upon liquidation of the Corporation, the right of conversion shall terminate as of the close of business on the day fixed for payment of the liquidation preference payable with respect to the Preferred Stock pursuant to Paragraph (4) hereof.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Robert J. Arnot, its President and Chief Executive Officer, this            day of                        , 2002.

I.C. Isaacs & Company, Inc.
By:
Robert J. Arnot, President and CEO

3

EXHIBIT C-1

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH LAWS.

No. 1

I. C. ISAACS & COMPANY, INC.

Common Stock Purchase Warrant

        I.C. Isaacs & Company, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Textile Investment International S.A. (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the date hereof (the "Eligibility Date") and before 5:00 P.M., New York time, on the Expiration Date (as hereinafter defined), Three Hundred Thousand (300,000) fully paid and nonassessable shares of Common Stock (as hereinafter defined) at a price of $0.75 per share (the "Exercise Price"). The number of shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

        As used herein, the following terms, unless the context otherwise requires, have the following respective meanings for purposes of this Warrant:

  (a)
  "Affiliate" means, with respect to a particular Person, any other Person, whether now or hereafter existing, which controls, is controlled by, or is under common control with, such Person. For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the Person.

  (b)
  "Company" means the Company and any Person that shall succeed or otherwise assume the obligations of the Company hereunder.

  (c)
  "Common Stock" means (i) the Company's common stock, $0.0001 par value per share, and (ii) any other securities or other property into which or for which such common stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or other similar corporate rearrangement.

  (d)
  "Expiration Date" means December 31, 2011.

  (e)
  "Fair Market Value" of a share of Common Stock on the date of determination shall have the following meaning:

  (i)
  In the event that, as of the date of determination, the Company is a Reporting Company, then Fair Market Value of the Common Stock shall mean the last reported sale price per share of Common Stock on such date or, in case no such sale takes place on such date, the average closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market or the Nasdaq Small Cap Market, as applicable, or if the Common Stock is not so listed or admitted to trading or included for quotation, the average high bid and low asked prices in the OTC Bulletin Board (or other over-the-counter market regulated by the National Association of Securities Dealers, Inc.) or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Board of Directors of the Company or by such other source or sources as shall be selected in good faith by the

      Board of Directors of the Company. If the date of determination is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market or Nasdaq Small Cap Market, any business day.

    (ii)
    If, as of the date of the determination of Fair Market Value, the Company is not a Reporting Company, then the Fair Market Value shall be the appraised fair market value as of such date, as determined by an independent appraiser of recognized standing and appraisal method selected by the Board of Directors of the Company.

  (f)
  "Person" means a natural person or any association, corporation, general partnership, limited partnership or limited liability company.

  (g)
  "Reporting Company" means a company the common stock of which is registered under Section 12 of the Securities Exchange Act of 1934, as amended.

        1.    Exercise of Warrant. The Holder may exercise this Warrant at any time and from time to time after the date hereof until 5:00 P.M., New York time, on the Expiration Date, provided however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day that shall not be such a day.

          (a)  Full Exercise. This Warrant may be exercised by the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by the Holder to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price.

          (b)  Partial Exercise. This Warrant may be exercised in part by surrender of the Warrant in the manner and at the place provided in Section 1(a) except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying the number of shares of Common Stock designated by the Holder in the subscription at the end hereof by the Exercise Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such warrant or warrants may still be exercised.

          (c)  Exercise by Exchange of Warrant. Notwithstanding the provisions of Subsection (a) above, the exercise price may be paid at the Holder's election by surrender of all or a portion of the Warrant at any time or from time to time prior to its expiration ("Net Issuance"). If the Holder elects the Net Issuance method, the Company will, as promptly as practicable, issue certificates

2

  representing shares of its Common Stock to the Holder hereof in accordance with the following formula:

X =	(P)(A-B) A
Where:	X = the number of shares of Common Stock to be issued to the Holder for the portion of the Warrant being exercised.
P = the number of shares of Common Stock for which this Warrant is requested to be exercised.
A = the Fair Market Value of one (1) share of the Company's Common Stock as of the date of such exercise.
B = the Exercise Price.

Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this section be made, or at such later date as may be specified in such request. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the then Fair Market Value of such securities on the date of the exchange.

        2.    Delivery of Stock Certificates, on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled on such exercise, plus, any cash in lieu of any fractional share to which the Holder would otherwise be entitled (calculated in accordance with Section 1 (c), together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

        3.    Adjustment for Dividends in Other Stock, Property, Reclassification. In case at any time or from time to time, the holders of Common Stock shall have received, or shall have become entitled to receive (on or after the record date fixed therefor), without payment therefor,

  (a)
  other or additional stock or other securities or property (other than cash) by way of dividend, or

  (b)
  any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

  (c)
  other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement,

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5 hereof), then and in each such case the Holder, upon the exercise hereof as provided in Section 1 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) that Holder would hold on the date of such exercise if on the date hereof had he been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including

3

the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

        4.    Adjustment for Reorganization, Consolidation, Merger.

          (a)  General. In case at any time or from time to time, the Company shall (i) effect a reorganization, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, except as otherwise provided in Section 4(c) hereof, Holder, upon the exercise hereof as provided in Section 1 hereof, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5 hereof.

          (b)  Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company, as trustee for Holder.

          (c)  Continuation of Terms. Except as otherwise provided herein, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant.

        5.    Adjustment for Extraordinary Events. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 5.

        The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1 hereof, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction, the numerator of which is the Exercise Price that would otherwise (but for the provisions of this Section 5) be in effect, and the denominator of which is the Exercise Price in effect on the date of such exercise.

4

        6.    Reservation of Stock, etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise hereof.

        7.    Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new warrant or warrant of like tenor, in the name of the Holder, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which this Warrant is then exercisable.

        8.    Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

        9.    Resale of Warrant or Securities. Neither this Warrant nor the securities issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state. Neither this Warrant nor such securities when issued may be sold, transferred, pledged or hypothecated, directly or indirectly, in whole or in part, in the absence of (i) an effective registration statement for this Warrant or such securities, as the case may be, under the Securities Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the securities issued upon exercise of this Warrant prior to said registration and qualification of such securities to bear the following legend: "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of, directly or indirectly, in whole or in part, in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required."

        10.  Restrictions on Transfer. In addition to the restrictions set forth in Section 9 above, this Warrant shall not be transferred, pledged or hypothecated, directly or indirectly, in whole or in part, by the Holder to any Person other than the Company or an Affiliate of the Holder without the prior written consent of the Company. The Holder agrees that any of the shares of Common Stock issued upon the exercise of this Warrant shall be subject to the Stockholders' Agreement by and between the Company and the Holder dated                         , 2002, as hereinafter amended (the "Stockholders' Agreement"), which imposes certain stock transfer and other restrictions on the holder of such shares as set forth in the Stockholders' Agreement.

        11.  Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

        12.  Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

        13.  Miscellaneous. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Issue Date: , 2002	I.C. ISAACS & COMPANY, INC.
	By:	Robert J. Arnot, President

5

FORM OF SUBSCRIPTION
(To be signed only on exercise of Warrant)

TO: I.C. Isaacs & Company, Inc.

        The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder,            shares of Common Stock of I.C. Isaacs & Company, Inc. and [herewith makes payment of $                                           therefor] [hereby elects to have such shares issued as a Net Issuance], and requests that the certificates for such shares be issued in the name of, and delivered to                        , whose address is                        .

        Effective as of Holder's purchase of such shares of Common Stock of I.C. Isaacs & Company, Inc. pursuant to the attached Warrant, Holder [and/or each person in whose name certificates for shares of Common Stock of the Company are issued pursuant hereto] agrees to be fully bound by, and be subject to, all of the covenants, terms and conditions of the Company Stockholders' Agreement dated                        , 2002 (which has been made available to the undersigned) as though an original party thereto and agrees that he/she/it shall be deemed a "Stockholder" for all purposes thereof.

[HOLDER]
Dated:
(Signature must conform to name of holder as specified on the face of this Warrant)
(Address)
Dated:	[Stockholder(s)]

(Address)

EXHIBIT C-2

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH LAWS.

No. 2

I. C. ISAACS & COMPANY, INC.

Common Stock Purchase Warrant

        I.C. Isaacs & Company, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Textile Investment International S.A. (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the date hereof (the "Eligibility Date") and before 5:00 P.M., New York time, on the Expiration Date (as hereinafter defined), Two Hundred Thousand (200,000) fully paid and nonassessable shares of Common Stock (as hereinafter defined) at a price of $0.75 per share (the "Exercise Price"). The number of shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

        As used herein, the following terms, unless the context otherwise requires, have the following respective meanings for purposes of this Warrant:

  (a)
  "Affiliate" means, with respect to a particular Person, any other Person, whether now or hereafter existing, which controls, is controlled by, or is under common control with, such Person. For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the Person.

  (b)
  "Company" means the Company and any Person that shall succeed or otherwise assume the obligations of the Company hereunder.

  (c)
  "Common Stock" means (i) the Company's common stock, $0.0001 par value per share, and (ii) any other securities or other property into which or for which such common stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or other similar corporate rearrangement.

  (d)
  "Expiration Date" means December 31, 2011.

  (e)
  "Fair Market Value" of a share of Common Stock on the date of determination shall have the following meaning:

  (i)
  In the event that, as of the date of determination, the Company is a Reporting Company, then Fair Market Value of the Common Stock shall mean the last reported sale price per share of Common Stock on such date or, in case no such sale takes place on such date, the average closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market or the Nasdaq Small Cap Market, as applicable, or if the Common Stock is not so listed or admitted to trading or included for quotation, the average high bid and low asked prices in the OTC Bulletin Board (or other over-the-counter market regulated by the National Association of Securities Dealers, Inc.) or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Board of Directors of the Company or by such other source or sources as shall be selected in good faith by the

      Board of Directors of the Company. If the date of determination is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market or Nasdaq Small Cap Market, any business day.

    (ii)
    If, as of the date of the determination of Fair Market Value, the Company is not a Reporting Company, then the Fair Market Value shall be the appraised fair market value as of such date, as determined by an independent appraiser of recognized standing and appraisal method selected by the Board of Directors of the Company.

  (f)
  "Person" means a natural person or any association, corporation, general partnership, limited partnership or limited liability company.

  (g)
  "Reporting Company" means a company the common stock of which is registered under Section 12 of the Securities Exchange Act of 1934, as amended.

        1.    Exercise of Warrant. The Holder may exercise this Warrant at any time and from time to time after the date hereof until 5:00 P.M., New York time, on the Expiration Date, provided however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day that shall not be such a day.

          (a)  Full Exercise. This Warrant may be exercised by the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by the Holder to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price.

          (b)  Partial Exercise. This Warrant may be exercised in part by surrender of the Warrant in the manner and at the place provided in Section 1(a) except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying the number of shares of Common Stock designated by the Holder in the subscription at the end hereof by the Exercise Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such warrant or warrants may still be exercised.

          (c)  Exercise by Exchange of Warrant. Notwithstanding the provisions of Subsection (a) above, the exercise price may be paid at the Holder's election by surrender of all or a portion of the Warrant at any time or from time to time prior to its expiration ("Net Issuance"). If the Holder elects the Net Issuance method, the Company will, as promptly as practicable, issue certificates

2

  representing shares of its Common Stock to the Holder hereof in accordance with the following formula:

X =	(P)(A-B) A
Where:	X = the number of shares of Common Stock to be issued to the Holder for the portion of the Warrant being exercised.
P = the number of shares of Common Stock for which this Warrant is requested to be exercised.
A = the Fair Market Value of one (1) share of the Company's Common Stock as of the date of such exercise.
B = the Exercise Price.

Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this section be made, or at such later date as may be specified in such request. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the then Fair Market Value of such securities on the date of the exchange.

        2.    Delivery of Stock Certificates, on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled on such exercise, plus, any cash in lieu of any fractional share to which the Holder would otherwise be entitled (calculated in accordance with Section 1 (c), together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

        3.    Adjustment for Dividends in Other Stock, Property, Reclassification. In case at any time or from time to time, the holders of Common Stock shall have received, or shall have become entitled to receive (on or after the record date fixed therefor), without payment therefor,

  (a)
  other or additional stock or other securities or property (other than cash) by way of dividend, or

  (b)
  any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

  (c)
  other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement,

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5 hereof), then and in each such case the Holder, upon the exercise hereof as provided in Section 1 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) that Holder would hold on the date of such exercise if on the date hereof had he been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including

3

the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

        4.    Adjustment for Reorganization, Consolidation, Merger.

          (a)  General. In case at any time or from time to time, the Company shall (i) effect a reorganization, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, except as otherwise provided in Section 4(c) hereof, Holder, upon the exercise hereof as provided in Section 1 hereof, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5 hereof.

          (b)  Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company, as trustee for Holder.

          (c)  Continuation of Terms. Except as otherwise provided herein, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant.

        5.    Adjustment for Extraordinary Events. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 5.

        The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1 hereof, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction, the numerator of which is the Exercise Price that would otherwise (but for the provisions of this Section 5) be in effect, and the denominator of which is the Exercise Price in effect on the date of such exercise.

4

        6.    Reservation of Stock, etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise hereof.

        7.    Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new warrant or warrant of like tenor, in the name of the Holder, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which this Warrant is then exercisable.

        8.    Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

        9.    Resale of Warrant or Securities. Neither this Warrant nor the securities issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state. Neither this Warrant nor such securities when issued may be sold, transferred, pledged or hypothecated, directly or indirectly, in whole or in part, in the absence of (i) an effective registration statement for this Warrant or such securities, as the case may be, under the Securities Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the securities issued upon exercise of this Warrant prior to said registration and qualification of such securities to bear the following legend: "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of, directly or indirectly, in whole or in part, in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required."

        10.  Restrictions on Transfer. In addition to the restrictions set forth in Section 9 above, this Warrant shall not be transferred, pledged or hypothecated, directly or indirectly, in whole or in part, by the Holder to any Person other than the Company or an Affiliate of the Holder without the prior written consent of the Company. The Holder agrees that any of the shares of Common Stock issued upon the exercise of this Warrant shall be subject to the Stockholders' Agreement by and between the Company and the Holder dated                         , 2002, as hereinafter amended (the "Stockholders' Agreement"), which imposes certain stock transfer and other restrictions on the holder of such shares as set forth in the Stockholders' Agreement.

        11.  Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

        12.  Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

        13.  Miscellaneous. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Issue Date: , 2002	I.C. ISAACS & COMPANY, INC.
	By:	Robert J. Arnot, President

5

FORM OF SUBSCRIPTION
(To be signed only on exercise of Warrant)

TO: I.C. Isaacs & Company, Inc.

        The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder,            shares of Common Stock of I.C. Isaacs & Company, Inc. and [herewith makes payment of $                              therefor] [hereby elects to have such shares issued as a Net Issuance], and requests that the certificates for such shares be issued in the name of, and delivered to                        , whose address is                        .

        Effective as of Holder's purchase of such shares of Common Stock of I.C. Isaacs & Company, Inc. pursuant to the attached Warrant, Holder [and/or each person in whose name certificates for shares of Common Stock of the Company are issued pursuant hereto] agrees to be fully bound by, and be subject to, all of the covenants, terms and conditions of the Company Stockholders' Agreement dated                        , 2002 (which has been made available to the undersigned) as though an original party thereto and agrees that he/she/it shall be deemed a "Stockholder" for all purposes thereof.

[HOLDER]
Dated:
(Signature must conform to name of holder as specified on the face of this Warrant)
(Address)
Dated:	[Stockholder(s)]

(Address)

EXHIBIT D

I.C. ISAACS & COMPANY, INC.
STOCKHOLDERS' AGREEMENT

        This STOCKHOLDERS' AGREEMENT (the "Agreement") dated                        , 2002 is by and among I.C. Isaacs & Company, Inc., a Delaware corporation having its principal office and place of business at 3840 Bank Street, Baltimore, Maryland 21224-2522 (the "Company"), and the Persons (as hereinafter defined) whose names are set forth in Schedule A hereto (the "Stockholders" and each a "Stockholder").

RECITALS

        WHEREAS, Textile Investment International S.A., a Luxembourg corporation ("Textile Investment"), a wholly-owned subsidiary of Würzburg Holding S.A., a Luxembourg corporation, also known in abbreviation as Würzburg S.A. ("Würzburg"), has acquired from Ambra Inc., a Delaware corporation ("Ambra"), shares of Common Stock, par value $.0001 per share, of the Company (the "Common Stock"), and Series A Convertible Preferred Stock, par value $.0001 per share, of the Company (the "Preferred Stock") representing, in the aggregate and upon conversion of the Preferred Stock, Three Million Nine Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (3,966,667) shares of Common Stock (the "Subsequently Acquired Stock"); and

        WHEREAS, prior to Textile Investment's acquisition of the Common Stock and the Preferred Stock from Ambra, each Stockholder held the number of shares of Common Stock set forth opposite its name on Schedule A hereto (the "Initial Stock"); and

        WHEREAS, the Company and the Stockholders desire to establish in this Agreement certain terms and conditions regarding the acquisition and disposition of securities of the Company by the Stockholders and the Stockholders' relationship with the Company.

        NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter provided, the parties to this Agreement, on behalf of themselves and their successors and assigns, agree as follows:

        1.    DEFINITIONS

        As used in this Agreement, the following terms shall have the following meanings:

        Affiliate. Affiliate shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act, but shall include, in the case of a Person who is an individual, any relative or spouse of such Person or any relative of such spouse, any of whom has the same home as such Person.

        Beneficial Ownership. Beneficial Ownership with respect to any Equity Securities shall mean having "beneficial ownership" of such Equity Securities as determined pursuant to Rule 13d-3 promulgated under the Exchange Act, but omitting the words "within 60 days" from Subsection (d)(1)(i) of such definition.

        Board of Directors. Board of Directors shall mean the Board of Directors of the Company.

        Budget. Budget shall mean for fiscal year 2002, the budget attached hereto as Exhibit A. For each fiscal year after 2002, Budget shall mean the budget substantially in the form of Exhibit A prepared by Senior Executives for such year and approved by the Board of Directors by a Supermajority Vote at least thirty (30) days prior to the commencement of such fiscal year. If no Budget for a fiscal year is approved by the Board of Directors by a Supermajority Vote at least thirty (30) days prior to the beginning of a fiscal year, until such time as a budget for such fiscal year is approved as set forth herein, expenses, by category (as such categories are set forth in Exhibit A hereto), for such fiscal year shall be in the same proportion to sales of the Company for such fiscal year as the proportion of expenses, by category (as such categories are set forth in Exhibit A hereto), to sales of the Company for the fiscal year immediately preceding such fiscal year.

        Class I Directors. Class I Directors shall mean the Directors elected to serve until the 2004 Annual Meeting of Stockholders.

        Class II Directors. Class II Directors shall mean the Directors elected at the 2002 Annual Meeting of Stockholders to serve until the 2005 Annual Meeting of Stockholders.

        Class III Directors. Class III Directors shall mean the Directors elected to serve until the 2003 Annual Meeting of Stockholders.

        Code. Code shall mean the Internal Revenue Code of 1986, as amended.

        Common Stock. Common Stock shall have the meaning set forth in the Recitals of this Agreement.

        Company. Company shall have the meaning set forth in the first paragraph of this Agreement.

        Company Directors. Company Directors shall mean (i) the Company's Chief Executive Officer and (ii) the Company's President—Girbaud Division, or (iii) if such positions are vacant or do not exist, the Chief Executive Officer and the President—Girbaud Division are the same person, or for whatever reason either or both of the individuals referred to in (i) and (ii) above cannot serve, such officers of the Company as are proposed by a majority of the Directors other than the Satisfactory Nominees.

        Company-Nominated Independent Directors. Company-Nominated Independent Directors shall have the meaning set forth in Section 3.01(b) hereof.

        Company Process Agent. Company Process Agent shall have the meaning set forth in Section 13 of this Agreement.

        Directors. Directors shall mean the members of the Board of Directors of the Company.

        Exchange Act. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

        Equity Rights. Equity Rights shall mean, with respect to any Person, any subscriptions, options, warrants, commitments, purchase rights, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, or voting of, any Equity Securities in such Person.

        Equity Securities. Equity Securities of any Person shall mean any capital stock of any class, partnership interests, membership interests, or other ownership interests of any kind, in such Person, or securities convertible into shares of capital stock of any class, partnership interests, membership interests, or other ownership interests of any kind, in such Person.

        Extraordinary Transaction. Extraordinary Transaction means any of the following in any one or more transactions: (i) any merger, consolidation, share exchange or other business combination of the Company or any Subsidiary; (ii) any sale, lease, pledge, granting of a security interest in, or exchange of substantially all of the assets of the Company or any Subsidiary; (iii) the disposal of a material amount of assets of the Company or any Subsidiary other than in the normal course of business in a transaction involving a member of an Investor Group; (iv) any issuance by the Company or any Subsidiary of Equity Rights or Equity Securities to any member of an Investor Group; (v) the adoption of any plan or proposal for liquidation or dissolution of the Company; (vi) the making or granting by the Company or any Subsidiary of any loan, advance, guarantee, pledge or other financial assistance or tax benefit to any member of an Investor Group, directly or indirectly; (vii) any other material contract, arrangement or agreement, including without limitation any agreement for the redemption of Stock, involving the Company or any Subsidiary and a member of an Investor Group; (viii) any termination, nonrenewal or amendment of or waiver of any of the terms of, any agreement between the Company or any Subsidiary and any member of an Investor Group; (ix) any merger, tender offer, reverse stock split or other transaction that would result in the Company ceasing to be a reporting company pursuant to

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Section 12 of the Exchange Act or in the Common Stock ceasing to be listed on any of (a) the OTC Bulletin Board, (b) the Nasdaq Stock Market or (c) a national exchange; or (x) any transaction involving the Company or any Subsidiary (whether or not involving a member of an Investor Group) and including, without limitation, any reclassification of securities (including a reverse stock split), recapitalization or reorganization of the Company, any self-tender offer or a repurchase of Equity Rights or Equity Securities of the Company by the Company or any Subsidiary or any other transaction (whether or not with or into or otherwise involving a member of an Investor Group) which in any such case has the effect, directly or indirectly, of increasing the proportionate Beneficial Ownership by any member of an Investor Group of the outstanding shares of any class of Equity Securities of the Company or any Subsidiary.

        Independent Director. Independent Director shall mean any one (1) of the Independent Directors.

        Independent Directors. Independent Directors shall mean Directors who are (apart from such directorship) independent of, and otherwise not affiliated with, any Stockholder, the Company or any Subsidiary, or any Affiliate of any of the foregoing, and none of whom shall be a current or former officer, employee, consultant or adviser (financial, legal or other) or Affiliate of any Stockholder, the Company or any Subsidiary or any Affiliate of any of the foregoing. Notwithstanding the foregoing, the Independent Directors shall not include any person unless such person has business experience, stature and character that is commensurate with service on the board of a publicly-held enterprise and would be deemed an independent director for purposes of Nasdaq Marketplace Rule 4200(a)(14). Notwithstanding anything in this definition to the contrary, the Company and the Stockholders agree that each of Jon Hechler and Neal J. Fox shall be deemed to meet the criteria for Independent Directors set forth in this definition.

        Initial Stock. Initial Stock shall have the meaning set forth in the Recitals of this Agreement.

        Investor Group. Investor Group shall mean (i) the Stockholders, (ii) any Affiliates of Stockholders, and/or (iii) any Person with whom any of the Stockholders is part of a 13D Group.

        Partnership. Partnership shall mean I.C. Isaacs & Company L.P., a Delaware limited partnership.

        Person. Person shall mean any individual, corporation, partnership, limited liability company, association, joint venture or trust.

        Preferred Stock. Preferred Stock shall have the meaning set forth in the Recitals of this Agreement.

        Process Agent. Process Agent shall have the meaning set forth in Section 13 of this Agreement.

        Quarterly Payment Amounts. Quarterly Payment Amounts shall have the meaning set forth for such term in the Subordinated Secured Promissory Note.

        Quarterly Payment Dates. Quarterly Payment Dates shall have the meaning set forth for such term in the Subordinated Secured Promissory Note.

        SEC. SEC shall mean the U.S. Securities and Exchange Commission.

        Satisfactory Nominee. Satisfactory Nominee shall mean a person who is (i) a Stockholder Director or (ii) a Stockholder-Nominated Independent Director.

        Securities Act. Securities Act shall mean the Securities Act of 1933, as amended.

        Senior Executives. Senior Executives shall mean the following executive officers of the Company only: (i) the President and the Chief Executive Officer, (ii) the Chief Financial Officer and (iii) the President—Girbaud Division.

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        Senior Executive Employment Agreements. Senior Executive Employment Agreements shall mean (i) that certain Executive Employment Agreement by and between Robert J. Arnot and the Partnership, and, for the limited purposes set forth therein, the Company, dated as of April 17, 2002; (ii) that certain Executive Employment Agreement by and between Daniel Gladstone and the Partnership and, for the limited purposes set forth therein, the Company, dated as of April 17, 2002; and (iii) that certain Executive Employment Agreement by and between Eugene C. Wielepski and the Partnership and, for the limited purposes set forth therein, the Company, dated as of April 17, 2002.

        Stock. Stock shall mean the Initial Stock, the Subsequently Acquired Stock and any Equity Securities of the Company or any of its successors or assigns hereinafter issued or paid, directly or indirectly, in respect of the Initial Stock and/or the Subsequently Acquired Stock pursuant to the exercise of any conversion rights, any stock split, stock dividend, recapitalization, merger, share exchange or otherwise.

        Stockholder. Stockholder shall have the meaning set forth in the first paragraph of this Agreement.

        Stockholder Director. Stockholder Director shall mean any Director who is (a) a Stockholder (if such Stockholder is an individual), (b) any person who is a current or former officer, employee, partner, owner, consultant or advisor (financial, legal or other) or Affiliate of any Stockholder, and (c) any other person proposed by a Stockholder who is not a Stockholder-Nominated Independent Director and who, in the case of (a), (b) or (c), at the time of nomination or appointment to the Board of Directors shall have been satisfactory to the Board of Directors, as determined in its exercise of its fiduciary duties to the stockholders of the Company.

        Stockholder-Nominated Independent Director. Stockholder-Nominated Independent Director shall have the meaning set forth in Section 3.01(b) hereof.

        Stockholders. Stockholders shall have the meaning set forth in the first paragraph of this Agreement.

        Subordinated Secured Promissory Note. Subordinated Secured Promissory Note shall mean the Amended and Restated Subordinated Secured Promissory Note of the Company dated as of May            , 2002 made payable to the order of Textile Investment and having an original principal amount of Six Million Five Hundred Fifty-Seven Thousand Nine Hundred Eight and 53/100 Dollars ($6,557,908.53).

        Subsequently Acquired Stock. Subsequently Acquired Stock shall have the meaning set forth in the Recitals of this Agreement.

        Subsidiary. Subsidiary shall mean any Person of which more than fifty percent (50%) of the outstanding Equity Securities having voting power generally in the election of directors is Beneficially Owned, directly or indirectly, by the Company, and shall include, without limitation, the Partnership.

        Supermajority Vote. Supermajority Vote shall mean the affirmative vote of a number of Directors equal to at least two-thirds (2/3) of the total number of seats on the Board of Directors (including any seats that are, at the time of such vote, vacant).

        13D Group. 13D Group shall mean any group of Persons who, with respect to the acquiring, holding, voting or disposing of Voting Securities would, assuming ownership of the requisite percentage thereof, be required under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder to file a statement on Schedule 13D with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act, or who would be considered a "person" under Section 13(g)(3) of the Exchange Act.

        382 Affiliate. 382 Affiliate shall have the meaning set forth in Section 2.01 hereof.

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        2002 Annual Meeting of Stockholders. 2002 Annual Meeting of Stockholders shall mean the 2002 annual meeting of stockholders of the Company and any adjournments or postponements thereof.

        Transfer. Transfer shall mean to sell, assign, pledge, grant a security interest in, hypothecate or otherwise to transfer, voluntarily or involuntarily, by operation of law or otherwise.

        Vote of the Independent Directors. Vote of the Independent Directors shall mean the affirmative vote of at least a majority of the Independent Directors, provided that such affirmative vote of at least a majority of the Independent Directors shall not constitute a Vote of the Independent Directors unless (a) such affirmative vote of at least a majority of the Independent Directors includes the affirmative vote of not fewer than one (1) Independent Director who is not a Satisfactory Nominee, and (b) at the time of such vote, there shall be no fewer than two (2) Independent Directors who are not Satisfactory Nominees; provided that preceding clause (b) of this definition shall not be applicable with respect to a vote taken when one (1) Company-Nominated Independent Director position is vacant if such position shall have been vacant for a period of more than thirty (30) consecutive days without a replacement Company-Nominated Independent Director having been proposed as a nominee to fill such vacant position of Company-Nominated Independent Director in accordance with Section 3.01(b) hereof.

        Voting Securities. Voting Securities shall mean any outstanding securities or other interests entitling the holder thereof to vote generally in the election of directors or managers of a Person.

        2.    RESTRICTIONS ON TRANSFERS AND ACQUISITIONS

        2.01.    Restrictions on Transfer.    No Stockholder may Transfer any interest in the Stock except to (i) the Company, (ii) an Affiliate of such Stockholder, (iii) any Person pursuant to Rule 144 promulgated under the Securities Act, provided that no such Transfers under this clause (iii) are made to any Person that has (together with its Affiliates and any Persons that are, together with such Person and/or any of its Affiliates, part of any 13D Group, after giving effect to such Transfer) Beneficial Ownership of Equity Securities representing more than 5% of the total Equity Securities of the Company, or (iv) any Person pursuant to an exemption to the registration requirements of the Securities Act, provided that the approval requirements of Section 3.05 hereof are satisfied; provided further that the restrictions contained in this Agreement shall continue to be applicable to the Stock following any transfer pursuant to (ii) or (iv) above, and the transferees of any Stock pursuant to (ii) and (iv) above shall have executed and delivered to the Company an Instrument of Accession substantially in the form attached hereto as Exhibit B. Notwithstanding the foregoing, from and after the date hereof and to and including November 14, 2004, neither the Stockholders nor any other Person(s) the ownership of securities by which would be attributable to the Stockholders for purposes of applying Section 382 of the Code (a "382 Affiliate"), shall Transfer, directly or indirectly, any Equity Security or Equity Rights of the Company if such Transfer, together with all other acquisitions and/or dispositions of Equity Securities or Equity Rights of the Company prior to and/or subsequent to the date hereof involving any one or more of (i) Textile Investment, (ii) Würzburg, (iii) any 382 Affiliate, and (iv) any other party (to the extent that the relevant acquisition or disposition involving such other party is actually known to the Stockholders or Latitude Licensing Corp. or is reported pursuant to the Exchange Act), would result in an "ownership change" within the meaning of Section 382 of the Code.

        2.02.    Transfers in Breach of this Agreement.    In the event of any Transfer of Stock in breach of this Agreement, commencing immediately upon the time of such attempted Transfer, (a) such Transfer shall be void and of no effect, (b) no dividend of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Company to the purported transferee in respect of such Stock (all such rights to payment by the transferring Stockholder and/or the purported transferee being deemed waived), and (c) neither the transferring Stockholder nor the purported transferee shall be entitled to exercise any such rights with respect to such Stock until such Transfer in breach of this Agreement has been rescinded.

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        2.03    RESTRICTIONS ON ACQUISITIONS

        From and after the date hereof and to and including November 14, 2004, neither the Stockholders nor any 382 Affiliate, shall acquire, directly or indirectly, any Equity Securities or Equity Rights of the Company if such acquisition, together with all other acquisitions and/or dispositions of Equity Securities or Equity Rights of the Company prior to and/or subsequent to the date hereof involving any one or more of (i) Textile Investment, (ii) Würzburg, (iii) any 382 Affiliate, and (iv) any other party (to the extent that the relevant acquisition or disposition involving such other party is actually known to the Stockholders or Latitude Licensing Corp. or is reported pursuant to the Exchange Act), would result in an "ownership change" within the meaning of Section 382 of the Code.

        3.    VOTING PROVISIONS

        3.01.    Nomination of Satisfactory Nominees.    (a) At all times during the term of this Agreement, the Company and the Stockholders shall use their best efforts to cause the composition of the Board of Directors to reflect the following proportionate representation of Stockholder Directors, Company Directors and Independent Directors and to cause the Satisfactory Nominees to be apportioned as evenly as possible among the Class I Directors, Class II Directors and Class III Directors:

  Three (3) Stockholder Directors
  Two (2) Company Directors
  Four (4) Independent Directors

          (b)  At each annual meeting of stockholders of the Company at which the term of any Independent Director is to expire and at any time that a vacancy of an Independent Director on the Board of Directors is to be filled, the identity of the person nominated by the Company to stand for election to the Board of Directors or to be appointed to fill such vacancy, as the case may be, shall be determined in the following manner. If the term of any Independent Director initially proposed by the Stockholders or, thereafter, of any Independent Director proposed by the committee referred to in this sentence (each, a "Stockholder-Nominated Independent Director" and, collectively, the "Stockholder-Nominated Independent Directors"), expires or such position on the Board of Directors becomes vacant, a committee of Directors, a minority of whom shall consist of Directors other than Satisfactory Nominees, shall propose to the Board of Directors the nominee to serve as an Independent Director on the slate to be recommended by the Board of Directors to fill such vacancy. If the term of any Independent Director initially proposed by the Senior Executives or, thereafter, of any Independent Director proposed by the committee referred to in this sentence (each, a "Company-Nominated Independent Director" and, collectively, the "Company-Nominated Independent Directors"), expires or such position on the Board of Directors becomes vacant, a committee of Directors, a minority of whom shall consist of Directors who are Satisfactory Nominees, shall propose to the Board of Directors the nominee to serve as an Independent Director on the slate to be recommended by the Board of Directors to fill such vacancy. The Board of Directors shall approve the Independent Directors proposed in accordance with the preceding two (2) sentences unless the Board of Directors determines that to do so would constitute a breach of its fiduciary obligations to the Company's stockholders. For purposes of this Agreement, Neal J. Fox and Jon Hechler (assuming he was elected to the Board of Directors at the 2002 Annual Meeting of Stockholders) shall be deemed to be Independent Directors initially proposed by the Senior Executives.

          (c)  For purposes of this Agreement, (i) the Company shall be considered to have used its "best efforts," as required in Subsection (a), if it causes each Satisfactory Nominee and each Company Director whose class then stands for election to be included in the slate of nominees recommended by the Board of Directors to the Company's stockholders for election as directors and uses all reasonable efforts to cause the election of such Satisfactory Nominees and Company Nominees, including the solicitation of proxies in favor of the election of such persons, and (ii) the

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  Stockholders shall be considered to have used their "best efforts," as required in Subsection (a) above, if in each election of Directors they vote the Stock in favor of the Stockholder Directors, the Company Directors and the Independent Directors.

        3.02    Declassification of the Board of Directors.    The Company shall include in its proxy statement for the annual meeting of stockholders to be held in 2003 a proposal that the Amended and Restated Certificate of Incorporation of the Company be amended to declassify the Board of Directors and shall recommend to the stockholders of the Company that such proposal be approved.

        3.03.    Committees.    The Board of Directors will not establish any committee authorized to exercise the power of the Board of Directors unless (i) the Directors who are not Satisfactory Nominees are granted representation on such committee consistent with the proportions of the total number of Directors who are not Satisfactory Nominees to the total number of Directors as described in Section 3.01(a) and (b) hereof, or (ii) in the case of the Audit Committee and Compensation Committee, such committees consist of equal numbers of Stockholder-Nominated Independent Directors and Company-Nominated Independent Directors. A committee of five (5) Directors having as its members two (2) Directors who are not Satisfactory Nominees and three (3) Directors who are Satisfactory Nominees shall be deemed to satisfy the requirements of clause (i) of the preceeding sentence. The Board of Directors shall not establish or employ committees as a means designed to circumvent the purposes of this Agreement.

        3.04    Voting Provisions.    Except for any Extraordinary Transaction approved by a Vote of the Independent Directors pursuant to Section 3.05 hereof, the Company shall not take, or cause or permit any Subsidiary to take, any of the following actions without approval by the Board of Directors by a Supermajority Vote:

          (a)  the creation of any new Subsidiary which is in any way advantageous or preferential to any member of an Investor Group;

          (b)  the entering into by the Company or any of its Subsidiaries of any joint ventures, partnerships or profit sharing agreements;

          (c)  the guarantee by the Company or any Subsidiary of the debts or obligations of any entity other than a wholly-owned Subsidiary;

          (d)  the entering into by the Company or any Subsidiary of any new supplier or distribution agreements;

          (e)  any media expenditures or sponsorships by the Company or any Subsidiary inconsistent with past practice;

          (f)    any material change to, or deviations from, the Budget;

          (g)  the hiring and termination of any of the Senior Executives;

          (h)  the loaning or advancing of money by, or bank overdrafts on any account of, the Company or any Subsidiary in excess of $750,000 outstanding at any time;

          (i)    the use of cash or other assets of the Company or any Subsidiary, or the incurring of any liability by the Company or any Subsidiary, in connection with the opening of any retail stores, outlets or other retail distribution outlets; provided, however, that nothing in this subsection shall prevent the Company or any Subsidiary from entering into franchise agreements allowing franchisees to open retail stores or outlets using trademarks owned by or licensed to the Company or any Subsidiary (to the extent that such franchise agreements do not result in any significant cost to, or the incurrence of liability by, the Company or any Subsidiary);

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          (j)    the incurring by the Company or the Partnership of any costs or liabilities, including without limitation liabilities pursuant to any pledge, granting of a security interest, or guaranty, not directly related to the apparel business of the Company or the Partnership;

          (k)  any prepayment of the Subordinated Secured Promissory Note; or

          (l)    the making of any quarterly installment of principal and interest on the Subordinated Secured Promissory Note in the Quarterly Payment Amounts on the corresponding Quarterly Payment Dates set forth in the Subordinated Secured Promissory Note unless the Partnership has an average of at least Two Million Five Hundred Thousand Dollars ($2,500,000) of availability under its line of credit from Congress Financial Corporation (including its successors and assigns) during the forty-five (45) day period immediately prior to such Quarterly Payment Date.

        3.05    Special Approval of Extraordinary Transaction.    The Company shall not engage in, and shall not cause or permit any Subsidiary to engage in, any Extraordinary Transaction unless it is determined by a Vote of the Independent Directors that such Extraordinary Transaction is fair to the public stockholders of the Company without taking into account any effect of the stock ownership of the Stockholders and their Affiliates. In making such determination, the Independent Directors shall be entitled, in their sole discretion and at the expense of the Company, to retain the services of independent legal counsel and independent financial advisors to advise them regarding their fiduciary duties and the overall fairness of the transaction.

        3.06    Covenants of Stockholders.

          (a)  Except by virtue of the Stockholders' representation on the Board, neither the Stockholders nor any of their Affiliates shall act, alone or in concert with others, to seek to control the day-to-day management of the Company or Board of Directors.

          (b)  Neither the Stockholders nor any of their Affiliates shall, either alone or in concert with others, (i) initiate or propose any stockholder proposal or stockholder nominations or make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" to vote, or seek to influence any Person with respect to the voting of, any voting securities, or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A promulgated under the Exchange Act, as in effect as of the date hereof) in contravention of any of the provisions of this Agreement; (ii) otherwise act in contravention of the purposes of this Agreement or (iii) advise, assist or encourage or finance other Persons in connection with any of the foregoing types of activities.

        4.    LEGENDS ON CERTIFICATES

        The certificates evidencing the Stock held by the Stockholders shall bear any legends required by federal or state securities law and the following legend required by Section 202 (a) of the Delaware General Corporation Law:

          "The shares represented by this Certificate are subject to a Stockholders' Agreement dated as of                        , 2002, a copy of which is on file at the principal office of the Company and will be furnished to any prospective purchaser on request. Such Stockholders' Agreement provides, among other things, for certain restrictions on the sale, transfer, pledge, granting of a security interest, hypothecation or disposition of the shares represented by this Certificate."

        5.    BENEFIT

        This Agreement shall be binding upon and shall operate for the benefit of the parties hereto and their respective successors and assigns.

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        6.    INVALIDITY OF ANY PROVISION

        The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted, provided that the parties shall negotiate in good faith to replace the invalid provision with a valid provision reflecting the same balance of economic interests.

        7.    MODIFICATION OF AGREEMENT

        No modification, amendment or waiver of any of the provisions of this Agreement shall be valid unless approved by a majority of the Board of Directors (excluding for this purpose any Director who is a Satisfactory Nominee) and made in writing and signed by the Company and Stockholders owning, in the aggregate, a majority of the Stock subject to this Agreement.

        8.    FURTHER ACTION

        Upon approval by the Board of Directors, a copy of this Agreement shall be made a part of the minutes of the Company.

        9.    ATTORNEY'S FEES AND COSTS

        If any action at law or in equity (including any arbitration proceeding under Section 11 hereof) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements, in addition to any other relief to which it may be entitled.

        10.    APPLICABLE LAW

        This Agreement shall be construed in accordance with the laws of the State of Delaware without the application of principles of conflicts of law.

        11.    ARBITRATION OF DISPUTES

          (a)  Any dispute regarding any aspect of this Agreement or any act which allegedly has or would violate any provision of this Agreement will be submitted to binding arbitration. Such arbitration shall be conducted before an arbitrator sitting in New York, New York or in such other location as may be agreed upon by the Company and the Stockholders, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment may be entered on the award of the arbitrator in any court having competent jurisdiction.

          (b)  The arbitration provision set forth in clause (a) of this Section shall not restrict or otherwise affect the right of any party to this Agreement to bring suit for specific performance of this Agreement. The parties agree that irreparable damage would occur in the event that any of the provisions of Articles 2 or 3 of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Each party agrees that, in the event of any breach or threatened breach by such party of any covenant or obligation contained in this Agreement, the other parties shall be entitled (in addition to any other remedy that may be available to them, including monetary damages) to seek and obtain (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach. The parties further agree that neither the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 11, and irrevocably waive any rights they may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

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        12.    JURISDICTION; VENUE

          (A)  Each party to this Agreement hereby irrevocably consents to the exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York and/or United States District Court for the Southern District of New York (collectively, the "New York Courts" and each a "New York Court") in connection with any and all claims based upon or arising out of this Agreement or the matters or transactions contemplated herein, and irrevocably agrees that all claims in respect of any such matters or transactions may be heard in either of such New York Courts.

          (B)  Each party to this Agreement hereby waives any objection to jurisdiction and venue of any such claim brought, or action instituted, hereunder in any New York Court and further agrees not to assert (i) any defense based on the lack of jurisdiction or venue in any New York Court, or (ii) any defense of improper venue or inconvenient forum in any New York Court.

          (C)  Each party to this Agreement hereby waives any right of jurisdiction on account of the place of such party's residence, or domicile, or on account of such party's place of incorporation, formation or organization.

          (D)  Each party to this Agreement hereby acknowledges and agrees that any forum other than a New York Court is an inconvenient forum and that a suit brought by any party against any other party in any court other than a New York Court should be transferred to a New York Court.

        13.    SERVICE OF PROCESS; TEXTILE INVESTMENT; WÜRZBURG

          (a)  Textile Investment hereby irrevocably and unconditionally appoints Steven D. Dreyer, Esquire of Hall Dickler Kent Goldstein & Wood, LLP, currently located at 909 Third Avenue, 27th Floor, New York, New York 10022 (the "Process Agent") as its agent to receive on behalf of Textile Investment service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 11 or 12 of this Agreement in any New York Court and agrees promptly to appoint a successor Process Agent in the City of New York (which appointment such successor Process Agent shall accept in writing) prior to the termination for any reason of the appointment of the Process Agent (or the termination of any successor Process Agent). In any such action or proceeding in any New York Court, such service may be made on Textile Investment by delivering a copy of such process to Textile Investment in care of the Process Agent at the Process Agent's above address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Textile Investment at its address for notices in this Agreement (such service to be effective upon receipt by the Process Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)). Textile Investment hereby irrevocably and unconditionally authorizes and directs the Process Agent to accept such service on Textile Investment's behalf. As an alternative method of service, Textile Investment hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Textile Investment by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. Textile Investment agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Textile Investment represents and warrants to the other parties to this Agreement that the Process Agent has accepted its appointment as process agent for Textile Investment as herein described, and Textile Investment covenants to give the other parties to this Agreement prompt written notice of (x) any change in the name or address of the Process Agent (or any successor Process Agent) and (y) the name and address of any successor Process Agent.

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          (b)  Würzburg hereby irrevocably and unconditionally appoints the Process Agent as its agent to receive on behalf of Würzburg service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 11 or 12 of this Agreement in any New York Court and agrees promptly to appoint a successor Process Agent in the City of New York (which appointment such successor Process Agent shall accept in writing) prior to the termination for any reason of the appointment of the Process Agent (or the termination of any successor Process Agent). In any such action or proceeding in any New York Court, such service may be made on Würzburg by delivering a copy of such process to Würzburg in care of the Process Agent at the Process Agent's address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to Würzburg at its address for notices in this Agreement (such service to be effective upon receipt by the Process Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)). Würzburg hereby irrevocably and unconditionally authorizes and directs the Process Agent to accept such service on Würzburg's behalf. As an alternative method of service, Würzburg hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to Würzburg by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. Würzburg agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Würzburg represents and warrants to the other parties to this Agreement that the Process Agent has accepted its appointment as process agent for Würzburg as herein described, and Würzburg covenants to give the other parties to this Agreement prompt written notice of (x) any change in the name or address of the Process Agent (or any successor Process Agent) and (y) the name and address of any successor Process Agent.

          (c)  The Company hereby irrevocably and unconditionally appoints its registered agent, as specified in its charter, as amended from time to time (the "Company Registered Agent"), as its agent to receive on behalf of the Company service of copies of the summons and complaint and any other process which may be served in any action or proceeding within the scope of Section 11 or 12 of this Agreement in any New York Court. In any such action or proceeding in any such New York Court, such service may be made on the Company by delivering a copy of such process to the Company in care of the Company Registered Agent at the Company Registered Agent's address and by depositing a copy of such process in the mails (certified or registered, if available), or by overnight courier, addressed to the Company at its address for notices in this Agreement (such service to be effective upon receipt by the Company Registered Agent, and the depositing of such service in the mails (or delivery thereof to such overnight courier)). The Company hereby irrevocably and unconditionally authorizes and directs the Company Registered Agent to accept such service on the Company's behalf. As an alternative method of service, the Company hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in any New York Court by mailing of copies of such process to the Company by mail (certified or registered, if available), or by overnight courier, at its address for notices in this Agreement. The Company agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding in any New York Court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. The Company represents and warrants to the other parties to this Agreement that the Company Registered Agent has accepted its appointment as registered agent for the Company as herein described.

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        14.    WAIVER OF IMMUNITY

        Each party to this Agreement represents, warrants, and agrees that to the extent such party may have or hereafter acquire any right of sovereign or other immunity from suit, court jurisdiction, attachment in aid of execution of judgment, set-off, execution or other legal process, such party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, such right of immunity with respect to its obligations hereunder and with respect to legal proceedings to enforce the same and to enforce any judgment rendered in such proceedings.

        15.    ENTIRE AGREEMENT

        This Agreement supersedes all agreements as to the subject matter hereof among the Stockholders and the Company including in each case amendments thereto, previously executed by the Stockholders and the Company, including without limitation the Company's Shareholders' Agreement dated August 9, 1999. This Agreement sets forth all of the provisions, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings express or implied, oral or written as to the subject matter hereof.

        16.    NOTICES

        Unless otherwise specified herein, all notices, requests, demands and other communications to be given under this Agreement shall be in writing and shall be deemed given if (i) delivered in person, or by United States mail, certified or registered, with return receipt requested, (ii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the manner provided in (i) above, when transmitted and receipt is confirmed by telephone, or (iii) if otherwise actually delivered:

TO THE COMPANY:	3840 Bank Street, Baltimore, MD 21224-2522;
TO ANY STOCKHOLDER:	As the name and address of such Stockholder appears on the records of the Company;

or at such other address as may have been furnished by such person in writing to the other parties. Any such notice, demand or other communication shall be deemed to have been given on the date actually delivered or as of the date mailed, as the case may be.

        17.    TERM OF AGREEMENT

        This Agreement shall be effective until the earliest to occur of (i) the Stockholders becoming the Beneficial Owners of all of the Equity Securities of the Company; (ii) liquidation or dissolution of the Company; or (iii) November 14, 2004.

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        IN WITNESS WHEREOF, the parties hereto have executed and sealed this Agreement as of the day and year first above written.

I.C. ISAACS & COMPANY, INC.
By:	Robert J. Arnot, Chief Executive Officer
STOCKHOLDERS:
TEXTILE INVESTMENT INTERNATIONAL S.A.
By:
	Name:	René Faltz
	Title:	Managing Director
By:
	Name:	Tom Felgen
	Title:	Managing Director
WÜRZBURG HOLDING S.A.
By:
	Name:	René Faltz
	Title:	Managing Director
By:
	Name:	Tom Felgen
	Title:	Managing Director

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SCHEDULE A

Stockholder	No. of Shares of Common Stock
Würzburg Holding S.A.	500,000
Textile Investment International S.A.	0

EXHIBIT A
Budget

EXHIBIT B
Instrument of Accession

The undersigned,                        , in order to become the owner or holder of                        shares of Common Stock, $.0001 par value per share (the "Shares"), of I.C. Isaacs & Company, Inc., a Delaware corporation, hereby agrees to become a Stockholder under, and a party to, that certain Stockholders' Agreement, dated as of                        , 2002 (the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholders' Agreement.

        Executed as of the date set forth below under the laws of the State of Delaware.

Signature:
Address:

Date:
Accepted:
I.C. ISAACS & COMPANY, INC.
By:
Date:

EXHIBIT E

AMENDMENT NO. 4
TO TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT

        This Amendment No. 4, dated                        , 2002, is to the Trademark License and Technical Assistance Agreement dated January 15, 1998, by and between Latitude Licensing Corp. ("Licensor") and I.C. Isaacs & Company L.P. ("Licensee") (the "Agreement"). Previous amendments to the Agreement were made effective on November 12, 1998, June 21, 2000 and May 31, 2001. Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

        WHEREAS, the parties therefore wish to extend the term and scope of the Agreement and to provide for certain fees as set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

        1.    Section 2—Term and Territory

        Section 2.1 of the Agreement, relating to the term and territory, is hereby amended by adding the following provision as the last sentence:

    In addition, Licensee shall have the option to renew this Agreement for an additional term of four (4) years commencing January 1, 2008 and ending December 31, 2011.

        2.    Section 5—Royalties

        Section 5.2 of the Agreement, is hereby amended by adding the following to the Minimum Royalties table set forth therein:

Calendar Year	Minimum Royalties
2008	$3,000,000
2009	$3,000,000
2010	$3,000,000
2011	$3,000,000

        3.    Section 9—Sales

        Section 9 of the Agreement, relating to sales, is hereby amended by adding the following provision as Section 9.3:

    9.3    Licensor shall retain the services of a consultant or consultants (which may be or include the Designated Representative, as such term is hereinafter defined) (the "Consultants") for the purpose of assisting Licensee's senior executives with the implementation of this Agreement. The Consultants shall provide such services by way of interaction solely with Licensee's senior management. The Consultants shall be selected by Licensor subject to the prior approval of the Chief Executive Officer of Licensee. Licensee shall pay the Licensor Consultants' fees (the "Consultants' Fees") in an aggregate amount of One Hundred Twenty-five Thousand Dollars ($125,000) for calendar year 2002, and One Hundred Fifty Thousand Dollars ($150,000) for each remaining calendar year under the term of this Agreement; such amounts shall be inclusive of all expenses relating to such Consultants for such calendar year and shall be prorated for any partial year subsequent to 2002. The Consultants' Fees for each year under the term of this Agreement shall be payable in equal installments on the last day of each fiscal quarter of the Company (each March 31, June 30, September 30 and December 31 of any year under the term of this Agreement), beginning on June 30, 2002.

        For purposes of this Section, "Designated Representative" shall mean an individual designated in writing to the Licensee by                        as the designated representative of                         .

        4.    Section 26—Right of First Refusal

        The first sentence of Section 26, relating to the right of first refusal, is hereby deleted and replaced with the following sentence:

          Should Licensor decide, at its initiative or upon an offer from a third party, to introduce, market, import, manufacture and/or distribute, or cause to be introduced, marketed, imported or manufactured, within the Territory, any of the following additional products: (i) Men's Active, (ii) Boys', Women's and Girls' Jeans, Casual or Active collections, and (iii) Underwear, Licensee shall have a right of First Refusal for a license for these products, with terms and royalty rates as offered by the third party or otherwise to be discussed and agreed upon at that time.

        5.    Section 32—Licensor's Brand Strategy

        At the end of Section 31 of the Agreement, the following shall be added to the Agreement as a new section:

        Section 32. Licensor's Brand Strategy. Licensor is responsible for, and will control the brand's strategic positioning and the voice of the brand. Licensor will provide communication guidelines to Licensee to help in developing communication execution. Licensee shall submit to Licensor for review, prior to submission to the advertising agency, any campaign briefing materials, and shall consult with Licensor before accepting any creative response to such briefing materials. The Trademarks, the visual representation, and the image of the Products shall be subject to written approval by Licensor (which shall not be unreasonably withheld) prior to public distribution or display in any medium; provided, however, that any advertising or promotional materials supplied by Licensor will not require its approval prior to dissemination by Licensee, except as otherwise provided in this Agreement. All advertising campaigns in the Territory shall correspond to the international advertising theme and image worldwide. Licensor will make available to Licensee all advertising campaigns produced worldwide. The Licensee shall cause its advertising staff and/or agency to consult with Licensor's designated advertising agency and/or creative staff, at least twice a year, for a review of Product image and with a view toward coordinating and enhancing worldwide advertising strategy. Approved advertising and promotional materials shall not be disapproved by Licensor for use within the same campaign.

        6.    Effective Date

        This Amendment No. 4 shall be effective as of the date first written above.

        7.    Full Force and Effect

        Except as expressly amended by this Amendment No. 4, the Agreement shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment No. 4 as of the dates indicated below.

LATITUDE LICENSING CORP.	I.C. ISAACS & COMPANY L.P.
By:	By:
Name:	Name:	Robert J. Arnot
Title:	Title:	Chief Executive Officer
Date:	Date:

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EXHIBIT F

AMENDMENT NO. 6
TO TRADEMARK LICENSE AND TECHNICAL ASSISTANCE
AGREEMENT FOR WOMEN'S COLLECTIONS

        This Amendment No. 6, dated                        , 2002, is to the Trademark License and Technical Assistance Agreement For Women's Collections dated March 4, 1998 by and between Latitude Licensing Corp. ("Licensors") and I.C. Isaacs & Company L.P. ("Licensee") covering Women's Products (the "Agreement"). Previous amendments to the Agreement were made effective on June 18, 1998, November 12, 1998, December 23, 1998, August 2, 1999 and June 21, 2000. Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

        WHEREAS, the parties wish to extend the term of the Agreement and to provide for certain fees as set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

        1.    Section 2—Term and Territory

        Section 2.1 of the Agreement, relating to the term and territory, is hereby amended by adding the following provision as the last sentence:

    In addition, Licensee shall have the option to renew this Agreement for an additional term of four (4) years commencing January 1, 2008 and ending December 31, 2011.

        2.    Section 4—Royalties

        Section 4.2 of the Agreement, is hereby amended by adding the following to the Minimum Royalties table set forth therein:

Calendar Year	Minimum Royalties
2008	$1,500,000
2009	$1,500,000
2010	$1,500,000
2011	$1,500,000

        3.    Section 9—Sales

        Section 9 of the Agreement, relating to sales, is hereby amended by adding the following provision as Section 9.3:

    9.3    3    Licensor shall retain the services of a consultant or consultants (which may be or include the Designated Representative, as such term is hereinafter defined) (the "Consultants") for the purpose of assisting Licensee's senior executives with the implementation of this Agreement. The Consultants shall provide such services by way of interaction solely with Licensee's senior management. The Consultants shall be selected by Licensor subject to the prior approval of the Chief Executive Officer of Licensee. Licensee shall pay the Licensor Consultants' fees (the "Consultants' Fees") in an aggregate amount of One Hundred Twenty-five Thousand Dollars ($125,000) for calendar year 2002, and One Hundred Fifty Thousand Dollars ($150,000) for each remaining calendar year under the term of this Agreement; such amounts shall be inclusive of all expenses relating to such Consultants for such calendar year and shall be prorated for any partial year subsequent to 2002. The Consultants' Fees for each year under the term of this Agreement shall be payable in equal installments on the last day of each fiscal quarter of the Company (each March 31, June 30, September 30 and December 31 of any year under the term of this Agreement), beginning on June 30, 2002.

        For purposes of this Section, "Designated Representative" shall mean an individual designated in writing to the Licensee by                        as the designated representative of                         .

        4.    Effective Date

        This Amendment No. 6 shall be effective as of the date first written above.

        5.    Full Force and Effect

        Except as expressly amended by this Amendment No. 6, the Agreement shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment No. 6 as of the dates indicated below.

LATITUDE LICENSING CORP.	I.C. ISAACS & COMPANY L.P.
By:	By:
Name:	Name:	Robert J. Arnot
Title:	Title:	Chief Executive Officer
Date:	Date:

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EXHIBIT G

I.C. ISAACS & COMPANY, INC.
AMENDED AND RESTATED
OMNIBUS STOCK PLAN

(As amended through                , 2002)

1.    Establishment, Purpose and Types of Awards

        I.C. Isaacs & Company, Inc., a Delaware corporation (the "Company"), established and maintains the I.C. Isaacs & Company, Inc. 1997 Omnibus Stock Plan which is hereby amended and restated in its entirety to be known hereafter as the I.C. Isaacs & Company, Inc. Amended and Restated Omnibus Stock Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons.

        The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, or any combination of the foregoing.

2.    Definitions

        Under this Plan, except where the context otherwise indicates, the following definitions apply:

        (a)  "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

        (b)  "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, or performance award.

        (c)  "Board" shall mean the Board of Directors of the Company.

        (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

        (e)  "Common Stock" shall mean shares of common stock of the Company, par value of $0.0001 per share.

        (f)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (g)  "Fair Market Value" of a share of the Company's Common Stock for any purpose on a particular date shall be determined in a manner such as the Administrator shall in good faith determine to be appropriate; provided that in the event the Common Stock shall become registered under Section 12(b) of the Exchange Act, then thereafter the Fair Market Value of the Company's Common Stock for any purpose on a particular date shall mean the last reported sale price per share of Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Administrator or by such other source or sources as shall be selected in good faith by the Administrator. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any business day.

        (h)  "Grant Agreement" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

        (i)    "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Code section 424(e), or any successor thereto.

        (j)    "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Code section 424(f), or any successor thereto.

3.    Administration

        (a)  Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

        (b)  Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

        The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

        The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

        (c)  Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who

2

receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

        (d)  Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

        (e)  Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

        (f)    Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.    Shares Available for the Plan; Maximum Awards

        Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 1,600,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

        Subject to adjustments as provided in Section 7(d) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to 500,000 shares. Such per-individual limit shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5.    Participation

        Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time.

6.    Awards

        The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

        (a)  Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value

3

on the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

        (b)  Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

        (c)  Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

        (d)  Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

        (e)  Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

7.    Miscellaneous

        (a)  Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

4

        (b)  Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

        (c)  Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

        (d)  Adjustments; Business Combinations. In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan and to the number, kind and price of shares covered by outstanding Awards, and shall, in its discretion and without the consent of holders of Awards, make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Company or of any other entity, or in any other matters which relate to Awards as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

        Notwithstanding anything in the Plan to the contrary and without the consent of holders of Awards, the Administrator, in its sole discretion, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards in whole or in part regardless of the vested status of the Award, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

        The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        (e)  Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

        (f)    Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

        (g)  Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall

5

interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

        (h)  No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

        (i)    Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

        (j)    Effective Date; Termination Date. The Plan initially became effective May 15, 1997, was first amended and restated on April 26, 1999, and shall continue in effect as amended and restated herein, subject to approval of the stockholders of the Company at the 2002 Annual Meeting of the Stockholders or a special meeting of the stockholders at which the Plan, as amended and restated herein, is presented for approval, provided that any such special meeting is held within twelve months of the date this amended and restated Plan is adopted by the Board. If the stockholders of the Company fail to approve the Plan as amended and restated herein within the time frame described in the immediately preceding sentence, then the Plan will continue in effect as last amended and restated and approved by the stockholders on April 26, 1999. No Award shall be granted under the Plan after the close of business on May 14, 2007. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

6

I.C. ISAACS & COMPANY, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To be Held on [                        ], 2002

        The undersigned hereby constitutes and appoints Robert J. Arnot and Eugene C. Wielepski, as attorneys and proxies with full power of substitution, to attend and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of I.C. Isaacs & Company, Inc. (the "Company") to be held at the offices of Piper Rudnick LLP, 1251 Avenue of the Americas,            Floor, New York, New York 10020, at 11:00 a.m. Eastern Time, on                        ,                         , 2002 and at any and all adjournments or postponements thereof, with the same force and effect as if the undersigned were personally present and the undersigned hereby instructs said attorneys and proxies to vote as follows with respect to the matters described in the Proxy Statement:

  1.
  To approve the transactions contemplated by the Framework Agreement dated May 14, 2002 among the Company, I.C. Isaacs & Company L.P., Textile Investment International S.A., Latitude Licensing Corp., and Wurzburg Holding S.A.

☐ FOR	☐ AGAINST	☐ ABSTAIN
  2.
  To elect three Class II directors to the Company's Board of Directors each for a term of three years and until their successors have been elected and qualified, one Class I director for a term of two years and until his successor is elected and qualified, and one Class II director for a term of one year and until his successor is elected and qualified. The following three persons have been nominated to serve as Class II directors: Messrs. Jon Hechler, Daniel J. Gladstone and Ronald Loubet. Mr. Rene Faltz has been nominated to serve as a Class I director and Mr. Robert Stephen Stec has been nominated to serve as a Class III director.

    ☐    FOR all nominees listed above        ☐    WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee on the line provided above.)

  3.
  To approve the Company's Amended and Restated 1997 Omnibus Stock Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
  4.
  To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the current fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN
  5.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Please sign on reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2, 3, 4 AND 5. AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING, SAID PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

THIS PROXY when properly executed will be voted in the manner directed herein. If no direction is given, the proxy will be voted FOR the director nominees listed in Item 1 and FOR Items 2, 3, 4 and 5.

☐    Please indicate by check mark if you plan to attend the Annual Meeting of Stockholders.

DATED:	, 2002
(Signature)
(Signature)

        NOTE: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give full titles as such. (Please sign, date and return this proxy in the enclosed envelope)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [ , 2002]
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [ , 2002 ]
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
STOCK PERFORMANCE TABLE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE
REPORT OF AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING OF STOCKHOLDERS
OTHER MATTERS
  EXHIBIT A
FRAMEWORK AGREEMENT
  EXHIBIT B
Second Certificate of Amendment to Certificate of Designation, Number, Voting Powers, Preferences and Rights of the Series of the Preferred Stock of I.C. Isaacs & Company, Inc. Designated as Series A Convertible Preferred Stock
  EXHIBIT C-1
I. C. ISAACS & COMPANY, INC. Common Stock Purchase Warrant
  EXHIBIT C-2
I. C. ISAACS & COMPANY, INC. Common Stock Purchase Warrant
  EXHIBIT D
I.C. ISAACS & COMPANY, INC. STOCKHOLDERS' AGREEMENT
  EXHIBIT E
AMENDMENT NO. 4 TO TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT
  EXHIBIT F
AMENDMENT NO. 6 TO TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT FOR WOMEN'S COLLECTIONS
  EXHIBIT G
I.C. ISAACS & COMPANY, INC. AMENDED AND RESTATED OMNIBUS STOCK PLAN (As amended through , 2002)